   As filed with the Securities and Exchange Commission on November 14, 2001

                                               Registration No. 33-2659/811-4556

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]  Pre-Effective Amendment No.                [ ] Post-Effective Amendment No.

                                IDEX Mutual Funds
               (Exact name of Registrant as specified in Charter)

                         Area Code and Telephone Number:
                                 (888) 233-4339
                              570 Carillon Parkway
                       St. Petersburg, Florida 33716-1202
               (address of Principal Executive Offices) (Zip Code)

                              John K. Carter, Esq.
                                IDEX Mutual Funds
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                     (Name and address of agent for service)

                      ------------------------------------

                                    Copy To:

                             Kimberly J. Smith, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415
                       ----------------------------------

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective on December 14, 2001, pursuant to Rule 488.

Registrant has registered an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Accordingly, no filing fee is being paid at this time.

                       ----------------------------------

                                IDEX MUTUAL FUNDS

                                    Form N-14

                              Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933

ITEM NO.                                              HEADING

Part A
1.    Beginning of Registration Statement
      And Outside Front Cover Page of Prospectus....  Cover Page

2.    Beginning and Outside Back Cover Page of
      Prospectus....................................  Cover Page

3.    Synopsis and Risk Factors.....................  Summary

4.    Information About the Transaction.............  Letter to Shareholders;
                                                      Summary; Reasons for the
                                                      Exchange; Information
                                                      About the Exchange; Q&A

5.    Information About the Registrant..............  Letter to Shareholders;
                                                      Summary; Reasons For the
                                                      Exchange; Information
                                                      About the Exchange;
                                                      Additional Information
                                                      About the Fund and the
                                                      Acquiring Fund

6.    Information About the Company Being Acquired    Letter to Shareholders;
                                                      Reasons for the Exchange;
                                                      Information About the
                                                      Exchange; Additional
                                                      Information About the Fund
                                                      and The Acquiring Fund

7.    Voting Information                              Letter to Shareholders;
                                                      Cover Page; Voting
                                                      Information; Q & A

8.    Interest of Certain Persons and Experts         Not Applicable

9.    Additional Information Required for             Not Applicable
      Reoffering by Persons Deemed to be
      Underwriters

PART B                                       STATEMENT OF ADDITIONAL INFORMATION
                                                      CAPTION

10.    Cover Page                                     Cover Page

11.    Table of Contents                              Not Applicable

12.    Additional Information about the               Statement of Additional
       Registrant                                     Information of IDEX (1)

13.    Additional Information About the               Not Applicable
       Company being Acquired

14.    Financial Statements                           Financial Statements; Pro
                                                      Forma Financial
                                                      Statements; IDEX Annual
                                                      Report (2)


(1) Incorporated by reference to the Registration Statement of the Registrant on Form N-1A (File No. 33-2659).

(2)      IDEX Annual Report incorporated by reference.


PART C

15.      Indemnification

16.      Exhibits

17.      Undertakings

             IMPORTANT INFORMATION FOR SHAREHOLDERS OF IDEX AMERICAN CENTURY INCOME & GROWTH TO HELP YOU UNDERSTAND AND VOTE
                                ON THE PROPOSALS

         Please read the enclosed prospectus/proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals:

Q.       ON WHAT PROPOSALS AM I BEING ASKED TO VOTE?
A.       Shareholders are being asked to:
         - Consider, on behalf of the funds in which they own shares) an Agreement and Plan of Reorganization for the transfer of all of the assets, less liabilities, of IDEX American Century Income & Growth for shares of IDEX GE U.S. Equity.
         - Re-elect the current Trustees of the Board and elect two new Trustees to the Board of Trustees.
         - Approve a proposal to permit IDEX Management, Inc. ("IMI"), after obtaining the approval of the Board of Trustees of the Fund (the "Board"), to enter into and materially amend Sub-Advisory Agreements with non-affiliated sub-advisers for the Fund, without obtaining shareholder approval.

Q.       HAS THE BOARD APPROVED THE PROPOSALS?
A. Yes. The IDEX Board has approved all of the proposals and recommends that you vote "FOR" each applicable proposal.

Q.       WHAT HAPPENS IF SHAREHOLDERS DECIDE IN FAVOR OF A MERGER?
A. A closing date will be set for the reorganization. Shareholders will receive full and fractional shares of IDEX GE U.S. Equity equal in value to the shares of IDEX American Century Income & Growth that they owned on the Closing Date. The net asset value per share of IDEX
         GE U.S. Equity American Century International will not be affected by the transaction. So the reorganization will not result in a dilution of any shareholder's interest.

Q.       WHAT ARE THE ADVANTAGES OF MERGING THE FUNDS?
A. There are three key potential advantages: American Century Income & Growth is managed by an investment team at American Century Investment Management, Inc. ("American Century"). The investment team combines a highly disciplined investment strategy and considerable expertise. The IDEX Board has selected American Century to also serve as sub-adviser to the IDEX GE U.S. Equity fund effective 3-1-02, subject to shareholder approval.

         By combining the funds, shareholders may enjoy lower expense ratios over time. Larger funds tend to enjoy economies of scale not available to funds with smaller assets under management.

         These lower costs may lead to stronger performance, since total return to a fund's shareholders is net of fund expenses.

         The potential benefits are explained in more detail in the enclosed prospectus/proxy statement.

Q.       HOW ARE THESE TWO FUNDS ALIKE?
A. Both funds are categorized as growth and income funds and invest in common stocks to achieve their investment goals.

Q.       IF THE FUNDS MERGE, WILL THERE BE TAX CONSEQUENCES FOR ME?
A. Unlike a transaction where you direct IDEX to sell shares of one fund in order to buy shares of another, the reorganization will not be considered a taxable event. The funds themselves will recognize no gains or losses on assets as a result of a reorganization. So you will not have reportable capital gains or losses due to the reorganization.

Q.       WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?
A. IDEX is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Fund's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Fund's powers, except those reserved for shareholders.

         Trustees are selected for election to the Board on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a Fund's operation.

         The Proxy Statement includes a brief description of each nominee's history and current position with IDEX, if applicable.

Q. WHY AM I BEING ASKED TO APPROVE A PROPOSAL TO PERMIT IMI TO ENTER INTO, OR AMEND, A SUB-ADVISORY AGREEMENT WITHOUT SHAREHOLDER APPROVAL?
A. The Board felt that it was in the best interest of IDEX and its shareholders to permit IMI to have maximum flexibility to select, supervise and evaluate sub-advisers, without incurring the unnecessary delay or expense of obtaining shareholder approval because it will allow each fund to operate more efficiently. Currently, a shareholders' meeting must be held to appoint a sub-adviser or materially amend a sub-advisory agreement. This necessitates creation and distribution of proxy materials, and solicitation of proxy votes from shareholders. This process is timely and costly. The Board also feels that IMI has significant experience and expertise in working with, and selecting, sub-advisers.

Q.       HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?
A. We need a plurality, or a majority of the votes cast, to approve the proposal to elect the Trustees we need the affirmative vote of a majority of each applicable fund's outstanding voting securities, as defined by the Investment Company Act of 1940, for the fund specific proposals.

Q. WHAT IF WE DO NOT HAVE ENOUGH VOTES TO MAKE THE DECISIONS BY THE SCHEDULED SHAREHOLDER MEETING DATE?
A. If we do not receive sufficient votes to hold the meeting, we or ALAMO Direct, a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials carefully and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the shareholder meeting at 1:00 p.m. on February 8, 2002, the meeting may be adjourned to permit further solicitation of proxy votes.

Q.       HOW MANY VOTES AM I ENTITLED TO CAST?
A. As a shareholder, you are entitled to one vote for each share of each fund that you own, and fractional votes to reflect the fractional shares that you own on the record date, November 30, 2001.

Q.       HOW DO I VOTE MY SHARES?
A. You can vote your shares by mail, via the Internet, by telephone or by facsimile. To vote by mail, complete and sign the enclosed proxy card, and mail it in the enclosed, postage-paid envelope.

To vote via the Internet, by telephone or by fax, please follow the enclosed instructions.

If you need any assistance, or have any questions regarding the proposals, or how to submit your vote, please call IDEX Customer Service at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. ET (Monday - Friday).

Q.       HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

         JOINT ACCOUNTS: Both the owners must sign and the signatures should conform exactly to the names shown on the account registration.

         ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as :Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

Q.       WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A. Call your IDEX Customer Service Representative at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. ET. (Monday - Friday).


THE ATTACHED PROSPECTUS/PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS RELATING TO THE APPLICABLE FUND. PLEASE READ IT CAREFULLY!

                      IDEX AMERICAN CENTURY INCOME & GROWTH
                                IDEX Mutual Funds
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

Dear Shareholder:

         As a shareholder of IDEX American Century Income & Growth (the "Fund"), you are entitled to vote on the following proposals that are described below and in the enclosed materials:

1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to IDEX GE U.S. Equity (the "Acquiring Fund") in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Exchange"). The shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will be dissolved;
2. To re-elect the current Trustees of the Board and to elect two new Trustees to the Board;
3. To consider approval of a proposal permitting IDEX Management, Inc. ("IMI"), after obtaining the approval of the Board of Trustees of IDEX (the "Board"), to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers on behalf of the Fund and future funds, without obtaining shareholder approval ("Sub-Adviser Approval Policy");

as set forth in the Prospectus/Proxy Statement accompanying this notice, and to transact such other business as may properly come before the meeting and any adjournments. The Board is not aware of any other business to come before the meeting.

         The IDEX Board of Trustees has determined that it would be in the best interest of the Fund and its shareholders if the Fund were to exchange its assets (subject to liabilities) for shares of IDEX (the "Acquiring Fund") that has a similar investment objective and similar management policies as the Fund.

         The first proposal provides that the Fund exchange all of its assets, subject to liabilities, for shares of the Acquiring Fund (the "Exchange"). Promptly thereafter, the Fund will distribute pro rata the Acquiring Fund shares received in the Exchange to its shareholders in complete liquidation of the Fund. Thus, each Fund shareholder will receive for his or her Fund shares a number of Acquiring Fund shares equal to the aggregate NET ASSET VALUE of the shareholder's Fund shares as of the date of the Exchange.

         Here are some facts about the Exchange that will be useful to you as you vote:

         o There will be no gain or loss for you to become a shareholder of the Acquiring Fund
         o In the opinion of counsel, the Exchange will be free from Federal income taxes to you, the Fund and Acquiring Fund
         o The holding period and aggregate tax basis of the Acquiring Fund shares you receive in the Exchange will be the same as the holding period and aggregate tax basis of your Fund shares
         o You will be able to redeem your shares of the Acquiring Fund for cash at net asset value without any redemption fees or required holding period
         o Shares of the Acquiring Fund are priced each day the New York Stock Exchange is open for business and you may redeem all or a part of your shares at the then-current net asset value per share
         o As a shareholder of the Acquiring Fund, you will have the ability to exchange your shares of other open-end funds in the IDEX family of funds

         Further information about the transaction is contained in the enclosed materials, which you should review carefully.

         You are also being asked to re-elect the current members of the IDEX Board Trustees and to elect two new Trustees to the Board.

         Finally you are being asked to consider a proposal to permit IMI, after obtaining Board approval, to enter into and materially amend Sub-Advisory Agreements on behalf of the Fund with non-affiliated sub-advisers without obtaining shareholder approval. This Sub-Adviser Approval Policy may result in cost savings to IDEX and its shareholders.

         A Question and Answer section is included regarding this proxy and its proposals.

         For your convenience, you may vote by mail, by telephone, via the Internet or by facsimile.

TO VOTE BY MAIL: Please indicate your votes on the enclosed proxy card, date and sign the proxy, and mail the proxy card promptly in the enclosed, postage-paid envelope. Please allow sufficient time for the proxy card to be received on or before 1:00 p.m., February 8, 2002.

TO VOTE BY TELEPHONE, VIA THE INTERNET OR BY FACSIMILE: Please follow the enclosed instructions.

If you vote via the Internet, by telephone or via facsimile, please do not mail your proxy card.

         The IDEX Board recommends that the Fund's shareholders vote "FOR" the proposals.

         If you have any questions after considering the enclosed materials, please call 1-888-233-IDEX (4339) between the hours of 8:00 a.m. and 8:00 p.m. ET (Monday - Friday).

                                       Sincerely,
                                       /s/ JOHN R. KENNEY
                                       -----------------------------------------
                                       John R. Kenney
                                       Chairman and Chief Executive
                                       Officer

December 14, 2001

                                IDEX MUTUAL FUNDS
                      IDEX American Century Income & Growth
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                           (Toll-Free) 1-888-233-4339
                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                                February 8, 2002

To the shareholders of IDEX American Century Income & Growth of IDEX Mutual
Funds:

Notice is hereby given that a special meeting of the shareholders of IDEX American Century Income & Growth (the "Fund") of IDEX Mutual Funds ("IDEX") will be held at 570 Carillon Parkway, St. Petersburg, Florida 33716, on the 8th day of February, 2002 at 1:00 p.m., local time, or any adjournment(s) thereof, for the following purposes:

1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to IDEX (the "Acquiring Fund") in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Exchange"). The shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will be dissolved;

2. To elect the current Trustees to the Board and to elect two new Trustees to the Board;

3. To consider approval of a proposal permitting IDEX Management, Inc. ("IMI"), after obtaining the approval of the Board of Trustees of IDEX (the "Board"), to enter into and materially amend Sub-Advisory Agreements with non-affiliated sub-advisers on behalf of the Fund and future funds, without obtaining shareholder approval ("Sub-Adviser Approval Policy");

as set forth in the Prospectus/Proxy Statement accompanying this notice, and to transact such other business as may properly come before the meeting and any adjournments. The Board is not aware of any other business to come before the meeting.

The Board of Trustees of IDEX (the "Board") has fixed the close of business on November 30, 2001 as the record date (the "Record Date") for the determination of shareholders of the Fund that are entitled to notice of, and to vote at, the meeting. You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on November 30, 2001. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please vote by mail, by telephone, via the Internet or by facsimile following the instructions included in this statement. If your shares are held in the name of your brokerage firm (a street name account), please complete your proxy card and return it to your broker. Your vote is still important. If you vote prior to February 8, 2002, and then decide to attend the meeting, you may change your vote in person at the meeting. The proposal set forth above has been unanimously approved by the Board with respect to the Fund. The Board recommends that you vote shares that you are entitled to vote "FOR" each proposal. This Notice and accompanying Proxy Statement will be mailed on or about December 12, 2001.

We look forward to your participation, and we thank you for your continued confidence in IDEX.

                                       By Order of the Board of Trustees,

                                       John K. Carter, Secretary
                                       IDEX Mutual Funds
                                       St. Petersburg, Florida

December 14, 2001

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

You may vote by mail, by telephone, via the Internet or by facsimile. Please vote only one time, using the method that you prefer, unless you later decide to change your vote prior to the Meeting. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" each proposal presented above.

If you vote by telephone, via the Internet, or by facsimile, please do not mail your proxy card.

IDEX will furnish, without charge, a copy of its most recent annual report to shareholders upon request. Any such request should be directed to IDEX by calling (888) 233-4339 or by writing to IDEX at P.O. Box 9015, Clearwater, FL 33758-9015.

In order to avoid the additional expense and delay of further solicitation, we ask that you mail your proxy promptly.

--------------------------------------------------------------------------------
     PROPOSAL No. 1: THE ACQUISITION OF THE ASSETS OF IDEX AMERICAN CENTURY
      INCOME & GROWTH BY AND IN EXCHANGE FOR SHARES OF IDEX GE U.S. EQUITY

--------------------------------------------------------------------------------

                           PROSPECTUS/PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD February 8, 2002

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of IDEX Mutual Funds ("IDEX") on behalf of IDEX American Century Income & Growth (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held February 8, 2002, at 1:00 p.m., Eastern Time, at the IDEX offices, 570 Carillon Parkway, St. Petersburg, Florida 33716, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholder of record at the close of business on November 30, 2001 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets, subject to certain liabilities, to IDEX GE U.S. Equity (the "Acquiring Fund"), as more fully described in this Prospectus/Proxy Statement (the "Exchange" or "Reorganization"). Upon consummation of the Exchange, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Fund shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Fund shares a number of Acquiring Fund shares (or fractions thereof) equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated March 1, 2001, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference in its entirety. The SEC maintains a web site (HTTP://WWW.SEC.GOV) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-888-233-4339, or writing to IDEX at P.O. Box 9015, Clearwater, Florida 33758-9015.

--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------
AS WITH ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

The Acquiring Fund is a series of IDEX, an open-end, diversified management investment company advised by Idex Management, Inc. ("IMI"). The Fund is also a series of IDEX. The Acquiring Fund and the Fund have a similar investment objective and similar management policies. The substantive difference between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated March 1, 2001, and the Acquiring Fund's Gain and Loss Statement for the period ending April 30, 2001, each accompany this Prospectus/Proxy Statement. Such Prospectus and financial statements are incorporated by reference. For a free copy of the IDEX Annual Report or Semi-Annual Report, write to IDEX at P.O. Box 9015, Clearwater, Florida 33758-9015, or call 1-888-233-4339.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to IDEX, which must indicate the shareholder's name. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of November 30, 2001, ______ shares of the Fund's common stock were issued and outstanding.

Proxy materials will be mailed to shareholders of record on or about December 13, 2001.

                                TABLE OF CONTENTS

Proposal No. 1 - Acquisition of Assets:
Summary.................................................................    4
Reasons for the Exchange................................................   10
Information about the Exchange..........................................   10
Proposal No.2 - Election of Trustees to the IDEX Board..................   10
Additional Information about the Fund and the Acquiring Fund............   12
Proposal No. 3 - Approval of a Sub-Adviser Approval Policy..............   16
Voting Information......................................................   20
Financial Statements and Experts........................................   22
Other Matters...........................................................   22
Notice to Broker/Dealers and Voting Trustees and Their Nominees.........   22
Exhibit A:  Agreement and Plan of Reorganization........................   1A

--------------------------------------------------------------------------------

                  PROPOSAL No. 1: SUMMARY - Re: REORGANIZATION

--------------------------------------------------------------------------------

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the IDEX Prospectus (which contains information about the Fund and the Acquiring Fund, dated March 1, 2001) the Annual and Semi-Annual Reports, and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

PROPOSED TRANSACTION. The IDEX Board, at a meeting held on October 30, 2001, including Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended ("1940 Act")), has approved an Agreement and Plan of Reorganization (the "Plan"). The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Exchange, the Fund will assign, transfer and convey to the Acquiring Fund all of the assets (subject to certain liabilities) of the Fund, including all securities and cash, in exchange for shares of the acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder will receive a pro rata net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange. Thereafter, the Fund will be dissolved.

As a result of the Exchange, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange.

The IDEX Board has concluded that the Exchange would be in the best interests of the Fund and its shareholders, and the interests of existing shareholders of the Fund would not be diluted as a result of the transactions contemplated by the Exchange. See "Reasons for the Exchange."

TAX CONSEQUENCES. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by the Fund, the Acquiring Fund, or the Fund's shareholders as a result of the Exchange, (b) the holding period and aggregate tax basis of Acquiring Fund shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Fund shares, provided the Fund shares are held as capital assets and (c) the holding period and tax basis of the Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See "Information about the Exchange - Federal Income Tax Consequences."

COMPARISON OF THE FUND AND THE ACQUIRING FUND. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such IDEX Prospectus, which is incorporated herein by reference.

Objectives. The Acquiring Fund seeks long-term growth of capital. The Fund seeks dividend growth, current income and capital appreciation by investing in common stock.

Acquiring Fund and Fund Strategies. To pursue its goal, the Acquiring Fund invests principally in common stocks of U.S. companies. The Fund invests principally in common stocks. The Acquiring Fund manager uses a Multi-Style(R) investment strategy that combines growth and value investment management styles. As a result, the Acquiring Fund has characteristics similar to the Standard & Poor's 500 Composite Stock Index, including capital appreciation and income potential. Stock selection is key to the performance of the Acquiring Fund.

Through fundamental company research, the Acquiring Fund manager seeks to identify securities of large companies with characteristics such as: attractive valuations, financial strength, high quality management focused on generating shareholder value.

The Fund's investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the fund manager ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by their market capitalization) from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, the manager uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the manager uses, among others, the rate of growth of company's earnings and changes in its earnings estimates.

In the second step, the manager uses a technique called portfolio optimization. In portfolio optimization, the manager uses a computer model to build a portfolio of stocks for the ranking described earlier that it believes will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than the S&P 500, without taking on significant additional risk.

The Fund's manager does not attempt to time the market. Instead, under normal market conditions, it intends to keep the fund essentially fully invested in stocks regardless of the movement of stock prices. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index futures and similar derivative securities to help manage the risk of these types of instruments. For example, the manager cannot leverage the fund's assets by investing in a derivative security.

Shareholders of the Fund are also receiving proxies to ask for approval of a new Sub-Advisory Agreement on behalf of the Fund between IMI and American Century Investment Management, Inc., the sub-adviser to the Fund ("American Century"). GE Asset Management Incorporated ("GEAM") has notified the Board that it will resign as sub-adviser of the Acquiring Fund effective February 28, 2002. The Board selected American Century as sub-adviser for the Acquiring Fund effective March 1, 2002, subject to shareholder approval. The proposed Sub-Advisory Agreement reflects a modest increase in fees.

Main Risks. The principal risk associated with an investment in the Acquiring Fund is stock risk. The principal risks associated with investing in the Fund are stock risk, foreign stock risks, and quantitative models risk.

         Stock Risk - While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a fund holds fluctuate in price, the value of your investment in a fund will go up and down.

         Foreign Stocks - Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities' markets; more complex business negotiations; less liquidity; more fluctuations in market prices; delays in settling foreign securities transactions; higher transaction costs; higher costs for holding foreign securities (custodial fees); vulnerability to seizure and taxes; political instability and small markets; and different market trading days.

         Quantitative Models - A quantitative model that is developed to select stocks may not be effective. As a result, overall returns of the fund may be lower than if other methods were used to select the stock held by the fund.

See "Explanation of Strategies and Risks" in the IDEX Prospectus for a more complete description of investment risks applicable to an investment in the Acquiring Fund.

Fees and Expenses. The fees and expenses of the Fund and the Acquiring Fund set forth below are for the calendar year ended December 31, 2000. (The information for the Fund is for a period ended _______, as the Fund had not commenced operations as of December 31, 2000.) The "Pro Forma After Exchange" information is based on net assets and fund accruals of the Fund and the Acquiring Fund as of ___________. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the fund's net asset value per share.

SHAREHOLDER FEES
(fees paid directly from your investment):

The maximum sales charge (load) imposed on purchases (as a % of offering price) for Class A shares is 5.50% and for Class M shares is 1.00%. The sales charge is not applicable to Class B and C shares. The maximum deferred sales charge (load) for Class B is 5.00% and 1.00% for Class M shares. The charge is not applicable to A and C shares. Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase. Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

ANNUAL FUND OPERATING EXPENSES
(Expenses Paid from Fund Assets)
(percentage of average net assets):

Please note: Shareholders of the Acquiring Fund are being asked to approve a new sub-advisory agreement on behalf of the Acquiring Fund between IMI and American Century to be effective on March 1, 2002. The new sub-advisory agreement will reflect a change in management fees to reflect the current fee structure of the Fund's management fees. Implementation of the agreement is contingent upon the approval of a special meeting of shareholders of IDEX GE U.S. Equity which will be held on February 8, 2002 at 1:00 p.m.

FUND:

---------------------------------------------------------------------------------------------------------
                        Class A               Class B              Class C               Class M
---------------------------------------------------------------------------------------------------------
Management Fees         0.90%                 0.90%                0.90%                 0.90%
---------------------------------------------------------------------------------------------------------
Distribution and        0.35%                 1.00%                1.00%                 0.90%
service (12b-1
fees)
---------------------------------------------------------------------------------------------------------
Other Expenses (a)      2.70%                 2.70%                2.70%                 2.70%
---------------------------------------------------------------------------------------------------------
Total annual fund       3.95%                 4.60%                4.60%                 4.50%
operating expenses
---------------------------------------------------------------------------------------------------------
Expense reduction       2.10%                 2.10%                2.10%                 2.10%
(a)(b)
---------------------------------------------------------------------------------------------------------
Net Operating           1.85%                 2.50%                2.50%                 2.40%
Expenses
---------------------------------------------------------------------------------------------------------

(a)      Fund commenced operation in April 2001.
(b) Contractual arrangement with IMI through 4/30/02 for expenses that exceed 1.50%, excluding 12b-1 fees.

ACQUIRING FUND*:

---------------------------------------------------------------------------------------------------------
                        Class A               Class B              Class C               Class M
---------------------------------------------------------------------------------------------------------
Management Fees         0.80%                 0.80%                0.80%                 0.80%
---------------------------------------------------------------------------------------------------------
Distribution and        0.35%                 1.00%                1.00%                 0.90%
service (12b-1
fees)
---------------------------------------------------------------------------------------------------------
Other Expenses (a)      5.70%                 5.70%                5.70%                 5.70%
---------------------------------------------------------------------------------------------------------
Total annual fund       6.85%                 7.50%                7.50%                 7.40%
operating expenses
---------------------------------------------------------------------------------------------------------
Expense reduction (b)   5.25%                 5.25%                5.25%                 5.25%
---------------------------------------------------------------------------------------------------------
Net Operating Expenses  1.60%                 2.25%                2.25%                 2.15%
---------------------------------------------------------------------------------------------------------

(a) Because the Fund commenced operations in March 2000 the "Other Expenses" are estimated.
(b) Contractual arrangement with IMI through 11/30/01, for expenses that exceed 1.20%, and through 4/30/02 for expenses that exceed
         1.40% excluding 12b-1 fees.
*Shareholders of the Acquiring Fund are being asked to approve the fee structure of the Fund in a separate proxy.

PRO FORMA AFTER EXCHANGE (ACQUIRING FUND*):

---------------------------------------------------------------------------------------------------------
                        Class A               Class B              Class C               Class M
---------------------------------------------------------------------------------------------------------
Management Fees          0.90%                 0.90%                0.90%                  0.90%
---------------------------------------------------------------------------------------------------------
Distribution and         0.35%                 1.00%                1.00%                  1.00%
service (12b-1
fees)
---------------------------------------------------------------------------------------------------------
Other Expenses          15.16%                15.16%               15.16%                 15.16%
---------------------------------------------------------------------------------------------------------
Total annual fund       16.41%                17.06%               17.06%                 16.96%
operating expenses
---------------------------------------------------------------------------------------------------------
Expense reduction       14.46%                14.46%               14.46%                 14.46%
(a)
---------------------------------------------------------------------------------------------------------
Net Operating            1.85%                 2.50%                2.50%                  2.40%
Expenses
---------------------------------------------------------------------------------------------------------

*Reflects the new fee structure subject to the vote of the Acquiring Fund's shareholders.
(a) Contractual arrangement with IMI through 4/30/02, for expenses that exceed 1.50%, excluding 12b-1 fees.

EXAMPLE:

This example shows what you could pay in expenses over time. It will help you compare the costs of investing in the Acquiring Fund with the costs of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The return is for illustration purposes only and is not guaranteed. Actual costs may be higher or lower.

ACQUIRING FUND*:
(The numbers included are based on estimates.)
If the shares are redeemed at the end of each period:

----------------------------------------------------------------
Share Class             1 Year                3 Years
----------------------------------------------------------------
A                       $ 704                 $ 2,018
----------------------------------------------------------------
B**                     $ 728                 $ 2,031
----------------------------------------------------------------
C                       $ 228                 $ 1,731
----------------------------------------------------------------
M                       $ 415                 $ 1,787
----------------------------------------------------------------

If the shares are not redeemed:

----------------------------------------------------------------
Share Class             1 Year                3 Years
----------------------------------------------------------------
A                       $ 704                 $ 2,018
----------------------------------------------------------------
B**                     $ 228                 $ 1,731
----------------------------------------------------------------
C                       $ 228                 $ 1,731
----------------------------------------------------------------
M                       $ 316                 $ 1,787
----------------------------------------------------------------
*The table reflects the expense cap increase on 12/01/01.

**Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

FUND:
(The numbers included below are based on estimated expenses.)
If the shares are redeemed:

----------------------------------------------------------------
Share Class             1 year                3 years
----------------------------------------------------------------
A                       $ 728                 $ 1,506
----------------------------------------------------------------
B*                      $ 753                 $ 1,500
----------------------------------------------------------------
C                       $ 253                 $ 1,200
----------------------------------------------------------------
M                       $ 440                 $   801
----------------------------------------------------------------
*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

If the shares are not redeemed:

----------------------------------------------------------------
Share Class             1 year                3 years
----------------------------------------------------------------
A                       $ 728                 $ 1,506
----------------------------------------------------------------
B*                      $ 253                 $ 1,200
----------------------------------------------------------------
C                       $ 253                 $ 1,200
----------------------------------------------------------------
M                       $ 341                 $   801
----------------------------------------------------------------
*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

PRO FORMA AFTER EXCHANGE-Fund: (the numbers included below are based on estimated expenses/expense structure of Fund)

-------------------------------------------
Share Class             1 year   3 years
-------------------------------------------
                        $728     $3,572
-------------------------------------------
B*                      $753     $3,641
-------------------------------------------
C                       $253     $3,341
-------------------------------------------
M                       $440     $1,767
-------------------------------------------
*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

If such shares are not redeemed:

-------------------------------------------
Share Class             1 year   3 years
-------------------------------------------
A                       $728     $3,572
-------------------------------------------
B*                      $253     $3,341
-------------------------------------------
C                       $253     $3,341
-------------------------------------------
M                       $341     $1,767
-------------------------------------------
*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

Past Performance. There is no historical performance information for the Acquiring Fund as it commenced operations in April 2001.

The investment advisory fee for the Fund is an annual rate of 0.90% of the first $100 million of the fund's average daily net assets; 0.85% of the fund's average daily net assets on the next $150 million; and 0.80% of the fund's average daily net assets over $250 million. Shareholders of the Acquiring Fund are being asked to adopt a modest increase in advisory fees to reflect the fee structure of the Fund to be effective March 1, 2002.

MANAGEMENT FEES: The current investment advisory fee for the Acquiring Fund is 0.80% of the first $500 million of the Fund's average daily net assets and 0.70% of average daily net assets over $500 million.

For the fiscal year ended October 31, 2000, IMI did not receive any advisory fees due to reimbursements. If the current advisory fee for the Acquiring Fund had been effect for the fiscal year ended October 31, 2000, the Fund would have paid IMI $________ in investment advisory fees.

BOARD CONSIDERATION OF FEES. Upon the resignation of GEAM as sub-adviser for the Acquiring Fund, the Board reviewed the performance of the Acquiring Fund, the asset base of the Acquiring Fund and the fees. It considered a variety of alternatives potentially available to the Acquiring Fund, including maintaining the status quo or liquidating the Acquiring Fund. It then reviewed the Fund.

The Board examined the nature, quality and scope of the services provided to the Fund by American Century. It selected American Century as sub-adviser for the Acquiring Fund to be effective on March 1, 2002, subject to shareholder approval. It then reviewed the fee structure and analyzed the fee structure of the Fund. It reviewed the fees of similar funds in the mutual fund industry. They also reviewed the reputation and presence of American Century in the mutual fund industry.

The Board felt the combined higher net assets should enable the Acquiring Fund to spread costs over accounting, legal and printing, and this larger asset base may thereby potentially reduce the per share expense levels. The Board also determined that higher net asset levels also may benefit portfolio management by permitting larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing by providing the opportunity for greater portfolio diversity.

The Board further determined that these benefits, in turn, should have a favorable effect on the future economies of scale and eliminate certain costs associated with operating separately. These factors, and the reputation of American Century, resulted in the determination that reorganizing the Fund into the Acquiring Fund, was in the best interest of the Fund and its shareholders.

SHARE DISTRIBUTION AND PURCHASE PROCEDURES. Both the Fund and the Acquiring Fund's shares may be purchased at their net asset value on any day the New York Stock Exchange (NYSE) is open. The Acquiring Fund continuously offers new shares to investors at a price equal to the net asset value of the shares at the time of purchase. The Acquiring Fund's net asset value per share is determined as of close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Acquiring Fund's net assets by the total number of shares outstanding. The Acquiring Fund's investments generally are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Acquiring Fund's Board. See "Shareholder Information" in the IDEX Prospectus.

SHARE REDEMPTION PROCEDURES. A shareholder of the Acquiring Fund may redeem his or her shares from the Acquiring Fund at any time during which IDEX is open for business by tendering such shares to IDEX. The redemption price the Acquiring Fund will pay for such shares is equal to their net asset value next determined after receipt of a proper request for redemption. See "Shareholder Information - How to Sell Shares" in the IDEX Prospectus.

EXCHANGE PRIVILEGES AND OTHER SHAREHOLDER SERVICES. You can exchange $500 or more of one fund in the IDEX family for shares in the same class of another fund. You may also exchange into the Cash Equivalent Fund without a sales charge. Shareholders of the Acquiring Fund may exchange at net asset value all or a portion of their shares. Please see "Shareholder Information - How to Exchange Shares" in the IDEX Prospectus.

INVESTMENT ADVISER. The investment adviser for both the Fund and the Acquiring Fund is IDEX Management, Inc. ("IMI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. IMI has served as an investment adviser since 1985. IMI hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser in the IDEX fund family. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the funds. For these services, it is paid an advisory fee. This fee is based on the average daily net assets of each fund, and is paid per the terms of the Investment Advisory Agreements.

IMI is a wholly-owned direct subsidiary of AUSA Holding Company ("AUSA"). AUSA is a holding company that is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

PORTFOLIO MANAGEMENT. The Acquiring Fund will be managed by the same team of fund managers and analysts that currently manage the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for the funds as they see fit, under the supervision of IMI and the Board, and subject to the fund's investment objective and strategy.

The fund managers on the team include: John Schneidwind, Senior Vice President, Senior Portfolio Manager and Group Leader - Quantitative Equity, who has been a member of the team since the fund's inception. He joined American Century in 1982 and also supervises other portfolio management teams.

Kurt Borgwardt, Senior Portfolio Manager and Director of Quantitative Equity Research, joined American Century in August 1990 and has managed the quantitative equity research effort since then. He has also been a member of the team since the fund's inception.

The Acquiring Fund is currently managed by a team of fund managers that is led by Eugene K. Bolton. Mr. Bolton joined GEAM in 1984 as Chief Financial Officer and has been a portfolio manager since 1986. Mr. Bolton manages the overall U.S. equity investments for GEAM.

BOARD MEMBERS. Both the Fund and the Acquiring Fund are managed by the same Board. The Board is composed of seven members. John R. Kenney serves as Chairman and Chief Executive Officer. Mr. Kenney is an affiliated person of IDEX and related entities. Patrick S. Baird, also an affiliated person, serves as Trustee and President of IDEX. The remaining Board members are "disinterested persons" as defined by the 1940 Act. Peter R. Brown serves as Vice Chairman. The remaining "disinterested" Board members are Daniel Calabria, Charles Harris, William Short, Jr. and Jack E. Zimmerman. James L. Churchill and Julian Lerner serve as Trustees Emeritus. Janice B. Case and Russell A. Kimball, Jr. are the current nominees to the Board.

The Board is not required to hold annual meetings to elect Trustees. A description of the Trustees is set forth in the Statement of Additional Information.

CAPITALIZATION. The following table sets forth as of April 30, 2001 (1) the capitalization of the Fund's shares; (2) the capitalization of the Acquiring Fund's shares; and (3) the pro forma capitalization of the Acquiring Fund's shares, as adjusted showing the effect of the Exchange had it occurred on such date.

-----------------------------------------------------------------------------------------------------------
                             Fund Shares                Acquiring Fund          Pro Forma Acquiring Fund
-----------------------------------------------------------------------------------------------------------
Total net assets
-----------------------------------------------------------------------------------------------------------
Class A                      $229,247                    $ 5,085,183                    $ 5,314,430
-----------------------------------------------------------------------------------------------------------
Class B                       300,091                     10,236,587                     10,536,678
-----------------------------------------------------------------------------------------------------------
Class C                       247,231                      2,738,522                      2,985,752
-----------------------------------------------------------------------------------------------------------
Class M                       139,495                      1,449,585                      1,589,080
-----------------------------------------------------------------------------------------------------------
Total                        $916,063                    $19,509,877                    $20,425,940
===========================================================================================================
Net asset value per share
-----------------------------------------------------------------------------------------------------------
Class A                      $  11.16                    $     10.20                    $     10.20
-----------------------------------------------------------------------------------------------------------
Class B                      $  11.16                    $     10.12                    $     10.12
-----------------------------------------------------------------------------------------------------------
Class C                      $  11.16                    $     10.12                    $     10.12
-----------------------------------------------------------------------------------------------------------
Class M                      $  11.16                    $     10.13                    $     10.13
-----------------------------------------------------------------------------------------------------------
Shares outstanding
-----------------------------------------------------------------------------------------------------------
Class A                        20,541                        498,515                        520,988
-----------------------------------------------------------------------------------------------------------
Class B                        26,901                      1,010,931                      1,041,174
-----------------------------------------------------------------------------------------------------------
Class C                        22,163                        270,447                        295,035
-----------------------------------------------------------------------------------------------------------
Class M                        12,504                        142,994                        156,869
-----------------------------------------------------------------------------------------------------------
Total                          82,109                      1,922,887                      2,014,065
===========================================================================================================

DIVIDENDS AND OTHER DISTRIBUTIONS. Both the Fund and the Acquiring Fund distributes to its shareholders net investment income and any net realized short-term capital gains _______, and net realized long-term capital gains, if any, annually. Such dividends and distributions are automatically reinvested in the Fund or Acquiring Fund shares at net asset value, unless the shareholder requests cash. See "Shareholder Information - Distributions and Taxes" in the IDEX SAI.

SHAREHOLDER RIGHTS. Both the Acquiring Fund and the Fund are part of a Massachusetts Business Trust, and, thus, their shareholders have the same rights due them under the state law. IDEX is not required to hold annual meetings of shareholders and has no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, IDEX is required to hold a shareholders' meeting if, among other reasons, the number of Trustees elected by shareholders is less than a majority of the total number of Trustees, or if it desires to change any fundamental investment policies. In addition, holders of at least 10% of a fund's outstanding shares may require a fund to hold a shareholder meeting for the purpose of voting on the removal of any Trustee.

                            REASONS FOR THE EXCHANGE

In determining whether to recommend approval of the Exchange, the Board considered the following factors, among others: (1) the services offered by IMI to both Funds; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and information regarding the fees and expenses of the Acquiring Fund and the Fund, as well as the expense rations of similar funds and the estimated expense ratio of the combined fund; (4) the tax consequences of the Exchange; and (5) the estimated costs to be incurred by the Acquiring Fund and the Fund as a result of the Exchange.

The Board further considered that Fund shareholders could become shareholders of a substantially larger fund advised by the same investment adviser with generally historically better long-term performance, lower fund expenses, and investment objectives, policies and strategies very similar to the Fund. In addition, the Board considered the fact that the Acquiring Fund has the potential for overall lower operating expenses. In addition, the Board considered that both the Fund and Acquiring Fund have Class A, Class B, Class C and Class M shares offered under identical sales charge arrangements. The Board also considered the opinion of counsel that the Reorganization would be a tax-free reorganization, and there would be no sales charge imposed in effecting the Reorganization. In addition, due to the relatively moderate costs of the reorganization, the Board concluded that neither fund would experience dilution as a result of the Reorganization.

                         INFORMATION ABOUT THE EXCHANGE

Plan Of Exchange. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund at net asset value, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on [date], or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the shares of the Acquiring Fund and the Fund, generally computed as of the close of regular trading on the floor of the NYSE (currently at 4:00 p.m., New York time) on the Closing Date.

See "Shareholder Information - Pricing of Shares" in the IDEX Prospectus.

Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the fiscal period ending on or prior to the Closing Date (computed without regard to any deduction or dividends paid), its net exempt interest income for the fiscal period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the fiscal period ending on or prior to the Closing Date (after reduction for any capital loss carried forward).

As conveniently as practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the shares received by it in the Exchange. Such distribution and liquidation will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account representing the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be dissolved. Some of the outstanding shares of the Fund may be represented by physical certificates; however, in the interest of economy and convenience, shares of the Acquiring Fund issued to Fund shareholders pursuant to the Exchange, will be in uncertificated form. After the Closing Date, any outstanding certificates representing Fund shares will be void.

The Plan may be amended at any time prior to the Exchange. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares, the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund being confirmed by the respective parties and approval of a new sub-advisory agreement by shareholders of the Acquiring Fund.

The total expenses of the Exchange are expected to be approximately $_____, which will be borne pro rata according to the aggregate net assets of the Acquiring Fund and the Fund on the date of the Exchange.

Federal Income Tax Consequences. The exchange of the Fund's assets for the Acquiring Fund shares and the assumption of the stated liabilities of the Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive the opinion of Sutherland Asbill & Brennan LLP, counsel to the Fund and the Acquiring Fund, to the effect that on the basis of the existing provisions of the Code, Treasury regulations thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all of the Fund's assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code with respect to the Fund; (2) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Fund's assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the stated liabilities of the Fund; (3) no gain or loss will be recognized by the Fund upon transfer of its assets to the Acquiring Fund in exchange for shares and the assumption by the Acquiring Fund of such Fund's stated liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Fund shareholders in exchange for their Fund shares;
(4) no gain or loss will be recognized by Fund shareholders upon the exchange of Fund shares for Acquiring Fund shares; (5) the aggregate tax basis for Acquiring Fund shares received by each Fund shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Fund shares held by such shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares received by a Fund shareholder will include the period during which Fund shares surrendered in exchange therefore were held by such shareholder (provided Fund shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Exchange, and the holding period of Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

NEITHER THE FUND NOR THE ACQUIRING FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Fund shareholders should consult their tax advisors regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisors as to state, and local tax, and foreign consequences, if any, of the Exchange.

                    REQUIRED VOTE AND BOARD'S RECOMMENDATION

The IDEX Board has approved the Plan and the Exchange on behalf of the Fund, and has determined that (i) participation in the Exchange is in the best interest of the Fund and its shareholders and (ii) the interests of shareholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the IDEX charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

           THE IDEX BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED"
          TRUSTEES, RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR"
             PROPOSAL No. 1 - APPROVAL OF THE PLAN AND THE EXCHANGE.
--------------------------------------------------------------------------------

          ADDITIONAL INFORMATION ABOUT THE FUND AND THE ACQUIRING FUND

Information about the Fund and the Acquiring Fund is incorporated by reference into the Prospectus/Proxy Statement from the IDEX Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-2659), as amended.

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the SEC. These materials may be inspected and copied at the Public Reference Facilities of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Copies of such materials may also bed obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C., at prescribed rates.

--------------------------------------------------------------------------------
                                 PROPOSAL No. 2:
To elect the current Trustees of the Board and to elect two additional Trustees to the Board.

--------------------------------------------------------------------------------

IDEX is not required to hold annual meetings of shareholders for the election of Trustees. Shareholders are being asked to consider the re-election of the seven Trustees of the Board and the election of two new Trustees to the IDEX Board at the Special Meeting pursuant to the Fund's Bylaws, which permit the election of Trustees at any meeting required to be held. Election of the Trustees requires a vote of ALL IDEX shareholders. Shareholders of other IDEX funds will be asked to vote for the Trustees at a later date. The results of the Trustee election will be effective March 1, 2002.

At a meeting held on June 14, 2001 (the "Board Meeting"), the Disinterested Trustees unanimously nominated for re-election: Peter R. Brown, Charles C. Harris, Jack E. Zimmerman, William W. Short, Jr., Daniel Calabria, John R. Kenney, and Patrick S. Baird, the incumbent Trustees; and unanimously nominated for election to the Board, Janice B. Case and Russell A. Kimball, Jr. The Trustees are to be elected to serve until reaching their respective designated retirement ages or until their successors are duly elected and qualified. Following the Special Meeting, IDEX does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. Each of the nominees named has agreed to serve as a Trustee if elected. However, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the Board.

The following sets forth the names, ages, principal occupations, and other information respecting the nominees:

----------------------------------------------------------------------------------------------------------------

                                  Position(s)     Term of          Principal Occupation          Number of
             Name                    held         Office               or Employment            Portfolios/Funds
                                   With Fund    and length          in the past 5 years         overseen by
                                                  of time                                        Trustee or
                                                  served                                        Nominee for
                                                                                                  Trustee
----------------------------------------------------------------------------------------------------------------

Peter R. Brown                   Vice           1986 -       Chairman of the Board, Peter       All IDEX
1180 6th Street East             Chairman       present      Brown Construction Company         funds (31)
Treasure Island,                                             (construction contractors and      All AEGON/
Florida  33708                                               engineers), Largo, Florida         Transamerica
(DOB 5/10/28)                                                (1963-2000); Vice Chairman,        Series Fund
                                                             AEGON/Transamerica Series Fund,    ("ATSF")
                                                             Inc., Rear Admiral (Ret.) U.S.     portfolios
                                                             Navy Reserve, Civil Engineer       (34)
                                                             Corps.
----------------------------------------------------------------------------------------------------------------

Charles C. Harris                Trustee        1994 -       Director, AEGON/Transamerica       All IDEX
35 Winston Drive                                present      Series Fund, Inc.                  funds (31)
Clearwater,                                                  (1986-present); former Trustee
Florida  33756                                               of IDEX Fund, IDEX II Series       All ATSF
(DOB 7/15/30)                                                Fund and IDEX Fund 3.              portfolios
                                                                                                (34)
----------------------------------------------------------------------------------------------------------------

Russell A. Kimball, Jr.          Nominee        Current      Director, AEGON/Transamerica       Nominee for
1160 Gulf Boulevard                             Nominee      Series Fund, Inc.                  all IDEX
Clearwater Beach,                                            (1986-present); General Manager,   funds (31)
Florida  34630                                               Sheraton Sand Key Resort (resort
(DOB 8/17/44)                                                hotel), Clearwater, Florida        All ATSF
                                                             (1975-present)                     portfolios
                                                                                                (34)
----------------------------------------------------------------------------------------------------------------

John R. Kenney(1)                Chairman       1996-present Chairman of the Board, Director    All IDEX
P. O. Box 5068                                               and Co-CEO of Great Companies,     funds (31)
Clearwater,                                                  L.L.C.; Chairman of the Board of
Florida  33758                                               Directors, Western Reserve Life    All ATSF
(DOB 2/8/38)                                                 Assurance Co. of Ohio; Chairman    portfolios
                                                             of the Board of Directors          (34)
                                                             (September, 1996-present),
                                                             President (September,
                                                             1997-present);
                                                             AEGON/Transamerica Fund
                                                             Advisers, Inc. (investment
                                                             adviser), St. Petersburg,
                                                             Florida; Chairman of the Board
                                                             of Directors (September
                                                             1996-present),
                                                             AEGON/Transamerica Fund
                                                             Services, Inc., St. Petersburg,
                                                             Florida; Director (December,
                                                             1990-present); IDEX Management,
                                                             Inc., (investment adviser), St.
                                                             Petersburg, Florida; Trustee and
                                                             Chairman (September
                                                             1996-present),
                                                             AEGON/Transamerica Series Fund,
                                                             Inc. (investment company), St.
                                                             Petersburg, Florida.
----------------------------------------------------------------------------------------------------------------

Patrick S. Baird (1)             President,     1999-present Executive Vice President, Chief    All IDEX
4333 Edgewood Road NE            Trustee                     Operating Officer (February,       funds (31)
Cedar Rapids,                                                1996-present), AEGON USA;
Iowa 52499                                                   President and Director,            All ATSF
(DOB 1/19/54)                                                AEGON/Transamerica Series Fund,    portfolios
                                                             Inc.                               (34)
----------------------------------------------------------------------------------------------------------------

Jack E. Zimmerman (2)            Trustee        1986 -       Director (December,                All IDEX
507 Saint Michael Circle                        present      1987-present), Western Reserve     funds (31)
Kettering,                                                   Life Assurance Co. of Ohio;
Ohio  45429                                                  currently retired; formerly,
(DOB 2/3/28)                                                 Director, Regional Marketing of
                                                             Martin Marietta
                                                             Corporation, Dayton
                                                             (aerospace
                                                             industry) and
                                                             Director of
                                                             Strategic Planning
                                                             of Martin Marietta
                                                             Baltimore
                                                             Aerospace.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

William W. Short, Jr.            Trustee        1986-present Director, AEGON/Transamerica       All IDEX
12420 73rd Court                                             Series Fund, Inc.                  funds (31)
Largo,                                                       (2000-present); President and
Florida 33773                                                majority shareholder of Short's,   All ATSF
(DOB 2/25/36)                                                Inc. (men's retail apparel);       portfolios
                                                             Chairman of Southern Apparel       (34)
                                                             Corporation, S.A.C. Apparel
                                                             Corporation and S.A.C.
                                                             Distributors (nationwide
                                                             wholesale apparel distributors),
                                                             Largo, Florida.
----------------------------------------------------------------------------------------------------------------

Daniel Calabria                  Trustee        1996-present Director, AEGON/Transamerica       All IDEX
7068 S. Shore Drive So.,                                     Series Fund, Inc.                  funds (31)
South Pasadena,                                              (2001-present); Trustee
Florida  33707                                               (1993-present) and President       All ATSF
(DOB 3/5/36)                                                 (1993-1995) of the Florida Tax     portfolios
                                                             Free Funds (mutual funds);         (34)
                                                             President and Director (1995) of
                                                             Sun Chiropractic Clinics, Inc.,
                                                             Executive Vice President
                                                             (1993-1995), William R. Hough &
                                                             Co. (investment adviser,
                                                             municipal bond and underwriting
                                                             firm).
----------------------------------------------------------------------------------------------------------------
Janice B. Case                   Nominee        Current      Director, AEGON/Transamerica  Nominee
                                                Nominee      Series Fund, Inc.  All IDEX
                                                             (2001-present); Senior Vice funds (31)
                                                             President (1996-2000), Vice
                                                             President (1990-1996), Director
                                                             of Customer Service & Marketing
                                                             (1987-1990), Florida Power
                                                             Corporation, St. Petersburg,
                                                             Florida
----------------------------------------------------------------------------------------------------------------

(1) Such Trustee is an "Interested Person" of the fund as defined in the 1940 Act and an affiliated person of IDEX, and did not receive compensation directly from IDEX. Such Director is also an affiliated person of IMI.
(2)      Mr. Zimmerman is the brother-in-law of John R. Kenney, Chairman of
         IDEX.

The Board met four times during the twelve months ended October 31, 2000 (the "Period").

The Board's Audit Committee is composed of Messrs. Brown, Harris, and Short, and met 2 times in the Period. All Audit Committee members are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The functions performed by the Audit Committee include the recommendation of the independent public accountants for IDEX to be selected by the Board, the review of the scope and results of audit services, the review of the adequacy of internal accounting and financial controls, the review of material changes in accounting principals and practices and other matters when requested from time to time by the Board. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter"). A copy of the Charter is attached to this Prospectus/Proxy Statement as Exhibit __

As required by the Charter, the Audit Committee received and reviewed the report of PricewaterhouseCoopers LLP (PWC), the independent public accountants for IDEX, regarding the results of their audit, as well as the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of IDEX. A representative of PWC also discussed with the Audit Committee the independence of PWC from IDEX, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of PWC included the following:

o PWC's responsibilities in accordance with generally accepted auditing standards
o The initial selection of, and whether there were any changes in, significant accounting policies or their application
o        Management's judgments and accounting estimates
o        Whether there were any significant audit adjustments
o        Whether there were any disagreements with management
o        Whether there was any consultation with other accountants
o Whether there were any major issues discussed with management prior to PWC's retention

o        Whether PWC encountered any difficulties in performing the audit
o        PWC's judgments about the quality of the IDEX accounting principles
o PWC's responsibilities for information prepared by management that is included in documents containing audited financial statements

Based on its review of the financial statements and its discussions with management and the representative of PWC, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report for the year ended October 31, 2000, and filed with the SEC.

Fund Related Fees
Audit Fees: For the IDEX fiscal year ended October 31, 2000, PWC billed IDEX $ 234,000 for professional services rendered for the audit of the IDEX annual financial statements (PWC also serves as independent accountant for ATSF).

All Other Fees: During the fiscal year ended October 31, 2000, PWC was paid approximately $_____ for all other services, including tax-related and other accounting services, rendered to the funds.

Non-Fund Related Fees
---------------------

All Other Fees: For the IDEX fiscal year ended October 31, 2000, PWC was paid $_____ for certain non-audit services rendered on behalf of IDEX.


The Board's Nominating Committee is composed of Messrs. Brown, Harris, and Short, and met 1 time during the Period. The functions performed by the Nominating Committee includes making nominations for independent trustees, and for membership on committees. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Committee in care of the Secretary of IDEX at the address shown on page 1 of this Proxy Statement.

Each Disinterested Trustee currently receives a total annual retainer fee of $20,000, plus $4,000 and incidental expenses for each regular meeting attended and $2,500 for each special meeting attended.

During the fiscal year ended October 31, 2000, the Trustees received the following compensation from IDEX:

--------------------------------------------------------------------------------
                                                    Compensation for Year Ended
            Name of Person, Position                      October 31, 2000

--------------------------------------------------------------------------------
Peter R. Brown,
Vice Chairman                                                 $ 43,500
--------------------------------------------------------------------------------
Daniel Calabria,
Trustee                                                       $ 38,500
--------------------------------------------------------------------------------
Charles C. Harris,
Trustee                                                       $ 43,500
--------------------------------------------------------------------------------
William W. Short, Jr.,
Trustee                                                       $ 43,500
--------------------------------------------------------------------------------
Jack E. Zimmerman,
Trustee                                                       $ 38,500
--------------------------------------------------------------------------------

Disinterested Trustees may participate in a non-qualified deferred compensation plan. Under this plan, compensation may be deferred that would otherwise be payable by IDEX and by certain other entities, including AEGON/Transamerica Series Fund, Inc. Compensation may be deferred on a current basis for services rendered as a director/trustee.

Shareholder Approval. The selection of each nominee requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting, in person or by proxy.

--------------------------------------------------------------------------------
                  THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS
                           A VOTE "FOR" PROPOSAL No. 2

--------------------------------------------------------------------------------
Proposal No. 3: A Proposal To Permit IMI, After Obtaining Approval Of The Board, To Enter Into And Materially Amend Sub-Advisory Agreements With Non-Affiliated Investment Sub-Advisers On Behalf of the Fund Without Obtaining Shareholder Approval.

At the Board Meeting held on September 11, 2000, the Trustees, including a majority of the trustees who are not parties to the Sub-Advisory Agreements or interested persons (within the meaning of Section 2(a)(19) of the 1949 Act) of any such party (the "Disinterested Trustees"), approved and recommended that shareholders of each Fund approve a policy to permit IMI, on behalf of each Fund and subject to approval of the Board, to appoint sub-advisers, to enter into sub-advisory agreements, and to materially amend existing sub-advisory agreements (the "Sub-Adviser Approval Policy") without further shareholder approval for the existing Funds of IDEX, and for future Funds, subject to certain conditions. Special restrictions apply to the Sub-Advisers that are affiliates of the Investment Adviser ("Affiliated Sub-Adviser"). Implementation of the Sub-Adviser Approval Policy approved by the Board is subject to the terms and conditions of an Exemptive Order from the SEC as described below.

IDEX

IDEX Mutual Funds is a Massachusetts Business Trust organized as a diversified, open-end management investment company under the 1940 Act. Shares of IDEX are registered under the Securities Act of 1933 (the "1933 Act"), and IDEX itself is registered under the 1940 Act on Form N-1A with the SEC. Idex Investor Services, Inc. ("IIS"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of IDEX and IMI, serves as transfer agent and administrator for IDEX. AFSG Securities Corporation, located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, serves as principal underwriter for IDEX. IDEX currently consists of 31 funds.

THE INVESTMENT ADVISER

IMI serves as investment adviser to IDEX. IMI does not currently act as an investment adviser with respect to any registered investment company other than IDEX. IMI has served as investment adviser of the Fund since each Fund's inception.

IMI is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). IMI has served as the investment adviser to each Fund of IDEX since January 1, 1998. (Prior to that date, InterSecurities, Inc. served as the investment adviser to various Funds in existence prior to that date.) Pursuant to the Investment Advisory Agreement (the "Agreement") between IDEX and IMI, dated ______, and subject to the supervision of the Board, IMI is responsible for furnishing continuous advice and recommendations to IDEX as to the acquisition, holding, or disposition of any or all the securities or other assets that the Fund may own or contemplate acquiring from time to time. IMI's officers attend meetings of the Board and are responsible for furnishing oral or written reports to keep the Board and officers of IDEX fully informed as to the condition of the investments of each fund, the investment recommendations of IMI, and the investment considerations that have given rise to those recommendations. IMI supervises the purchase and sale of the investments of the Fund and maintains all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of IDEX.

The Investment Advisory Agreement contemplates that IMI, in connection with the performance of its responsibilities under the Agreement, will enter into sub-advisory agreements with sub-advisers to provide the Fund with investment management services. IMI selects a sub-adviser based on a qualitative and quantitative evaluation of the proposed sub-adviser. IMI monitors the performance of each sub-adviser and evaluates how well the sub-adviser has performed in managing the assets of its respective fund(s) in light of each such fund's stated investment objective and policies. IMI also monitors each sub-adviser's long-term performance and the level of risk assumed in achieving that level of performance. Particular criteria for the selection and retention of a sub-adviser include the sub-adviser's discipline and thoroughness in pursuit of a fund's stated investment objective and the sub-adviser's long-term performance. Short-term performance by itself is not a significant factor in selecting or terminating a sub-adviser.

IMI also may, from time to time, recommend that the services of a sub-adviser be terminated. The criteria for termination includes the departure of a sub-adviser's key investment advisory personnel, a change in control of management of the sub-adviser, a departure from a fund's stated investment objective or policies, or other developments relating to the sub-adviser that are deemed not to be in the best interest of shareholders by IMI.

THE SUB-ADVISERS

With respect to the Fund, IMI has entered into an investment sub-advisory agreement (each a "Sub-Advisory Agreement" and, together, the "Sub-Advisory Agreements") with one or more investment sub-advisers for each fund (each, a "Sub-Adviser"). IDEX currently has 18 different sub-advisers. Each fund currently has one sub-adviser. Each sub-adviser provides investment advisory assistance and portfolio management advice for the fund(s) with respect to which the sub-adviser is engaged. Subject to review and supervision by IMI and the Board, and subject to a fund's investment objective, policies and restrictions each sub-adviser is responsible for the actual investment management of its fund(s) and for making decisions to buy, sell, or hold any particular security. Each sub-adviser also places orders to buy or sell securities on behalf of that fund. Each sub-adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of its fund(s). Each sub-adviser is a registered investment adviser under the Advisers Act. Each sub-adviser receives monthly compensation from IMI based on a specified percentage of the average daily net assets of each fund managed by that sub-adviser.

Each sub-adviser has been recommended by IMI, and selected and approved by the Board, including a majority of Trustees who are not parties to the sub-advisory agreements or interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of any such party ("Disinterested Trustees"), as well as by the shareholders of the relevant fund. The Sub-Advisory Agreement for the Fund was approved on _______.

As required by the 1940 Act, each sub-advisory agreement: describes the compensation that is to be paid to each sub-adviser by IMI; continues in effect for up to two years and from year to year thereafter, only so long as such continuance is specifically approved at least annually by the Board or by a vote of the majority of the outstanding voting securities of the appropriate fund in the manner required by the 1940 Act, and Rules thereunder; may be terminated at any time, without the payment of any penalty, by the IDEX Board or by shareholders on sixty (60) days' written notice to the Sub-Adviser, on (60) days' written notice from IMI to the sub-adviser provided certain conditions are met, or on sixty (60) days' written notice from the sub-adviser to IMI; will terminate automatically in the event of its assignment; and requires approval of amendments thereto as specified by the 1940 Act.

The Section 15 Exemptive Order

On August 5, 1998, the SEC granted an exemption from Section 15(a) of the 1940 Act, and Rule 18f-2 under the 1940 Act, to AEGON/Transamerica Series Fund, Inc. (formerly, WRL Series Fund, Inc.), AEGON/Transamerica Fund Advisers, Inc. (formerly, WRL Investment Management, Inc.) ("ATSF") and any other registered investment company advised by the ATSF, or a person controlling, controlled by, or under common control with ATSF (ICI Release No. 23379). IDEX and IMI are affiliates with those entities and are under common control with ATSF. The provisions of the 1940 Act require that shareholders approve investment advisory agreements, including sub-advisory agreements, and to approve any material amendment to such an investment advisory agreement. If shareholders approve the Sub-Adviser Approval Policy as described in the Exemptive Order, IMI will be authorized, subject to approval by the Board, to evaluate, select and retain new sub-adviser the Funds, or materially amend an existing sub-advisory agreement without obtaining further approval of the affected Fund's shareholders, whenever IMI and the Board believe such actions are in the best interests of a Fund and its shareholders.

Current Sub-Adviser Approval Process. Currently, for each Fund, IMI enters into a separate sub-advisory agreement with the respective sub-adviser selected by IMI and approved by the Board. Under the terms of these sub-advisory agreements, the sub-advisers have authority to provide the respective fund(s) with advice concerning the investment management of a fund's assets. Subject to a fund's investment objective, policies and restrictions, sub-advisers determine what securities shall be purchased or sold, and what portion of a fund's assets shall remain uninvested. For these sub-advisory services to the funds, IMI pays each sub-adviser a monthly fee at an annual rate based on the average daily net assets of the fund, as specified in the specific sub-advisory agreement. Each sub-adviser bears its own expenses of providing sub-advisory services to the respective fund. Each fund's sub-advisory agreement are subject to annual approval by the Board, including the Disinterested Trustees. Any material amendments to an existing sub-advisory agreement currently require approval by the Board and a fund's shareholders.

Each sub-adviser of a fund is an "investment adviser" to that fund, as that term is defined in Section 2(a)(20) of the 1940 Act. Section 15(a) of the 1940 Act and Rule 18f-2 thereunder provide, in effect, that it is unlawful for any person to act as an investment adviser to a fund except pursuant to a written contract that has been submitted to and approved by the vote of a majority of the voting securities of that fund. Therefore, when a sub-adviser is initially retained, shareholders of each affected fund generally are required to approve the sub-advisory agreement with the proposed sub-adviser. Similarly, if an existing sub-advisory agreement were amended in any material respect, such amendment would generally be deemed to result in a new contract for which shareholder approval would be required. Moreover, under Section 15(a), a sub-advisory agreement terminates automatically upon its "assignment," which in most instances would occur upon a change of control of the sub-adviser.

Proposed Sub-Adviser Approval Policy. Approval of the Sub-Adviser Approval Policy on behalf of the Fund will not affect any of the requirements under the federal securities laws that govern the Fund, the investment adviser, the sub-advisers or the sub-advisory agreements other than the requirement to call meetings of the Fund's shareholders and obtain shareholder approval for certain changes affecting a non-affiliated sub-adviser. The Board, including the Disinterested Trustees, will continue to evaluate and approve all new sub-advisory agreements between IMI and a sub-adviser as well as all changes to existing sub-advisory agreements. IDEX and IMI will be subject to several conditions imposed by the SEC to ensure that the interests of the Fund's shareholders are adequately protected whenever IMI acts under the Sub-Adviser Approval Policy. Furthermore, within 90 days of the hiring of a new sub-adviser, IMI will provide the Fund's shareholders with an information statement that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that would be required to be sent to shareholders in a proxy statement.

SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN AN INCREASE OR DECREASE IN THE TOTAL AMOUNT OF INVESTMENT ADVISORY FEES PAID BY THE FUND TO IMI. Shareholders should recognize that in engaging a new sub-adviser and entering into a sub-advisory agreement, IMI will negotiate fees with that sub-adviser and, because these fees are paid by IMI and not directly by the Fund, any fee reduction negotiated by IMI may inure to IMI's benefit and any increase will inure to its detriment. The fees paid to IMI by the Fund and the fees paid to a sub-adviser by IMI are considered by the Board in approving the advisory and sub-advisory arrangements, and any change in fees paid by the Fund to IMI would require shareholder approval. In any event, if the shareholders approve this Policy, then IMI, pursuant to the Fund's Agreement, will continue to provide the same level of management and administrative services to the Fund as it has always provided.

In addition to shareholder approval, the relief granted by the SEC and set forth in the Exemptive Order is subject to the following conditions:

         (1) IMI will not enter into a sub-advisory agreement with any affiliated sub-adviser without the sub-advisory agreement, including the compensation to be paid thereunder, being approved by the Fund's shareholders.

         (2) At all times, a majority of the Board will be persons each of whom is a Disinterested Trustee and the nomination of new or additional Disinterested Trustees will be within the discretion of the then-existing Disinterested Trustees.

         (3) When a sub-adviser change is proposed for a Fund with an affiliated sub-adviser, the Board, including a majority of the Disinterested Trustees, will make a separate finding, reflected in the minutes of the meetings of the Board, that the change is in the best interests of the Fund and the shareholders, and does not involve a conflict of interest from which IMI or the affiliated sub-adviser derives an inappropriate advantage.

         (4) IMI will provide general management and administrative services to IDEX and the Fund, including overall supervisory responsibility for the general management and investment of the Fund's securities portfolios, and subject to review and approval by the Board, will: (a) set each Fund's overall investment strategies; (b) select sub-advisers; (c) monitor and evaluate the performance of sub-advisers; (d) allocate and, when appropriate, reallocate the Fund's assets among its sub-advisers in those cases where the Fund has more than one sub-adviser; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund's investment objective, policies, and restrictions.

         (5) Within ninety (90) days of the hiring of any new sub-adviser, IMI will furnish shareholders with all information about the new sub-adviser that would be included in a proxy statement. The information will include any change in the disclosure caused by the addition of a new sub-adviser. IMI will meet this condition by providing the shareholders with an information statement that meets certain requirements of the Securities Exchange Act of 1934, as amended, and the rules thereunder.

         (6) IDEX will disclose in its prospectus the existence, substance, and effect of the Sub-Adviser Approval Policy. The IDEX prospectus will prominently disclose that the investment adviser has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement.

         (7) No Trustee or officer of IDEX or IMI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by the Trustee or officer) any interest in a sub-adviser, except for: (a) ownership of interests in IMI or any entity that controls, is controlled by, or is under common control with IMI; or (b) ownership of less than one percent (1%) of the outstanding securities of any class of equity or debt securities of a publicly traded company that is either a sub-adviser or an entity that controls, is controlled by, or is under common control with a sub-adviser.

In addition, in connection with the implementation of the Sub-Adviser Approval Policy, the Board and IMI may amend, from time to time, certain provisions of the sub-advisory agreements to reflect the terms and conditions of the Exemptive Order and the Sub-Adviser Approval Policy.

Reasons for Requesting Approval of the Sub-Adviser Approval Policy

The Board believes that providing IMI with maximum flexibility to perform those duties that shareholders expect IMI to perform - selecting, supervising and evaluating sub-advisers - without incurring the unnecessary delay or expense of obtaining shareholder approval is in the best interests of the Fund's shareholders because it will allow the Fund to operate more efficiently. Currently, in order for IMI to appoint a sub-adviser or materially amend a sub-advisory agreement, IDEX must call and hold a shareholders meeting of the Fund, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. This process is time consuming and costly, and the costs are usually borne entirely by the Fund. Without the delay inherent in holding a shareholders meeting, the Fund would be able to act more quickly and with less expense to appoint a sub-adviser when the Trustees and IMI feel that the appointment would benefit the Fund.

Also, the IDEX Board believes that it is appropriate to allow the selection, supervision and evaluation of a sub-adviser to be done by IMI (subject to review and approval by the IDEX Board) in light of the management structure of IDEX, as well as IMI's significant experience and expertise in selecting sub-advisers and the shareholders' expectation that IMI will utilize that expertise to select the most competent sub-advisers. In the opinion of the Trustees, IMI has demonstrated that it has the requisite expertise to evaluate, select and supervise sub-advisers. The Board believes that many investors choose to invest in a fund because of IMI's experience and expertise in evaluating and choosing sub-advisers who can add the most value to a shareholder's investment in a Fund.

Finally, the Board will provide sufficient oversight of the sub-adviser selection process to ensure that shareholders' interests are protected whenever IMI selects a new sub-adviser or materially amends an existing sub-advisory agreements. The Board, including a majority of the Disinterested Trustees, will continue to evaluate and approve all new sub-advisory agreements as well as any amendments to existing sub-advisory agreements. In its review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-adviser. The Trustees will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. The Board believes that its comprehensive review will ensure that IMI continues to act in the best interests of the Fund and its shareholders. Each sub-advisory agreement will continue to be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act for which relief was granted by the SEC in the Exemptive Order.

Shareholder Approval
--------------------

The adoption of the Sub-Adviser Approval Policy requires an affirmative vote of a majority of outstanding shares present or by proxy. Shareholders of each Fund will vote as separate classes on the proposals.

--------------------------------------------------------------------------------
       THE IDEX BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR APPROVAL" OF THE
                           SUB-ADVISER APPROVAL POLICY

--------------------------------------------------------------------------------

                               VOTING INSTRUCTIONS

Shareholders of record of the Fund who own shares of beneficial interest at the close of business on November 30, 2001 (the "Record Date") will be entitled to vote at the Meeting, including any adjournment(s) thereof, with respect to the Reorganization and Exchange, election of Trustees and the Sub-Adviser Approval Policy. Shareholders of the Fund are entitled to one vote for each share held and fractional votes for fractional shares held with no share having cumulative voting rights.

With respect to the Fund, the presence in person or by proxy, of a majority of the Fund shares outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal is not received, the persons names as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy (excluding abstentions and "broker non-votes," as defined below).

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received in a timely manner and is properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to the proposal, your shares will be voted "FOR" the proposal set forth herein. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

Abstentions (proxies that are properly executed and returned and are accompanied by instructions to withhold authority to vote), or broker "non-votes" (shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power) will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of matters.

You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of IDEX at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

The number of outstanding shares of beneficial interest for the Fund as of the Record Date are ________.

Beneficial Owners. Occasionally, the number of shares of the Fund held in the "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. Schedule __ of this Prospectus/Proxy Statement includes the person or persons that hold 5% or more of the Fund's outstanding Class A, Class B, Class C or Class M shares. On the Record Date, the following individuals had 5% or more of the voting securities of the Fund: [INFO TO COME]

Solicitation. The principal solicitation of proxies will be by the mailing of this Prospectus/Proxy Statement on or about December 12, 2001, but proxies may also be solicited by telephone and/or in person by representatives of IDEX, its affiliates, and ALAMO, a proxy services firm. The estimated cost for the services by ALAMO is $_____. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals. The cost of the Special Meeting, including the preparation and mailing of the Notice, Proxy Statement and proxies, and the solicitation of proxies, including reimbursement to broker-dealers and others who forward proxy materials to their clients, will be borne by the shareholders of the Fund.

As the date of the Meeting approaches, certain shareholders of the Fund may receive a call from a representative of IDEX or ALAMO if IDEX has not yet received their votes. Authorization to permit the IDEX representative to execute proxies may be obtained from shareholders by telephonic instructions. Proxies that are obtained telephonically in the solicitation process will be recorded in accordance with the procedures set forth below.

If a telephonic proxy is solicited by a representative, the representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to the representative, then the representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder's instructions on such proposal. Although the representative is permitted to answer questions about the solicitation process, he or she is not permitted to recommend to the shareholder how to vote, other than to read the recommendation set forth in the Proxy Statement. The representative will record the shareholder's instructions on the card. Within 72 hours, IDEX will send the shareholder a letter or mailgram to confirm the shareholder's vote and ask the shareholder to call immediately if the shareholder's instructions are not correct in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder, whether in writing, via the Internet, by telephone or by facsimile, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically, via the Internet or by facsimile at any time prior to its use by filing with IDEX a written revocation or duly executed proxy bearing a later date. In addition, any shareholder that attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

Voting by telephone, via the Internet or by facsimile. Please follow the instructions that are included herein if you wish to cast your vote by telephone, via the Internet or by facsimile. Unless you later decide to change your vote, please vote only one time using the method that is most convenient for you..

                        FINANCIAL STATEMENTS AND EXPERTS

The financial statements incorporated in this Prospectus/Proxy Statement by reference to the Annual Report to shareholders of IDEX Mutual Funds as of 10/31/00 and for each of the periods indicated, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, firm as experts given on the authority of said financial in auditing and accounting.

In addition, the unaudited financial statements of the Fund (which commenced operation April, 2001) and the Acquiring Fund for the period ended April 30, 2001 have been incorporated herein by reference.

                                  OTHER MATTERS

The IDEX Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

Please advise IDEX, in care of ________, Attn: IDEX Mutual Funds, ______________, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT YOU VOTE PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCOSED, STAMPED ENVELOPE. OR IF YOU PREFER, VOTE BY TELEPHONE, VIA THE INTERNET OR BY FACSIMILE BY FOLLOWING THE INSTRUCTIONS INCLUDED HEREIN.

                                    EXHIBIT A
                      AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated _____ (the "Agreement") between IDEX American Century Income & Growth (the "Fund") and IDEX GE U.S. Equity (the "Acquiring Fund") of IDEX Mutual Funds ("IDEX"), a Massachusetts Business Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, both the Fund and the Acquiring Fund are registered, diversified, open-end management investment companies, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock;

WHEREAS, the Board of Trustees of IDEX has determined that the exchange of all of the assets of the Fund and certain liabilities of the Fund for shares of the Acquiring Fund and the assumption of such liabilities is in the best interest of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of IDEX has determined that the exchange of all of the assets and certain of the liabilities of the Fund for shares of the Acquiring Fund and the assumption of such liabilities is in the best interest of the Fund's shareholders and that the interests of the Fund's existing shareholders would not be diluted as a result of the transaction.

NOW THEREFORE, in consideration of the premises and covenants and agreements hereinafter set forth, the parties agree as follows:

1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

         1.1 Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to certain liabilities), and the Acquiring Fund agrees in exchange therefor (i ) to deliver to the Fund the number of Acquiring Fund shares, including fractional Acquiring Fund shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date ("Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund shares, the Acquiring Fund shall credit the Acquiring Fund shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

         1.2 The Fund will endeavor to discharge all of its know liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by IDEX, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

         1.3 Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to State Street Bank, the IDEX custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

         1.4 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

         1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date, Acquiring Fund shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund's shareholders and representing the respective pro rata number of the applicable Acquiring Fund shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund.

         1.6 Ownership of Acquiring Fund shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the IDEX current prospectus and statement of additional information.

         1.7 Any transfer taxes payable upon issuance of the Acquiring Fund shares in a name other than the registered holder of the Acquiring Fund shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund shares are to be issued and transferred.

         1.8 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund is dissolved.

2.       VALUATION.

         2.1 The value of the Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange, on the Closing Date (such time and date being hereinafter called the "Valuation Date"),using the valuation procedures set forth in the IDEX Declaration of Trust, as amended, (the "IDEX Charter"), and then-current prospectus or statement of additional information. In no event shall the same security held by both the Fund and the Acquiring Fund be valued at different prices.

         2.2 The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information.

         2.3 The number of Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund share, determined in accordance with paragraph 2.2.

         2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

3.       CLOSING AND CLOSING DATE.

         3.1 The Closing Date shall be February 28, 2001 or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m. New York time, at the offices of IDEX, 570 Carillon Parkway, St. Petersburg, Florida 33716 or such other time and/or place as the parties may mutually agree.

         3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund's portfolio securities, cash and any other assets have been delivered immediately following the closing and will conform to such information on the Fund's books immediately before the closing; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

         3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund's shareholders and the number and percentage ownership of outstanding shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund shares to be credited on the Closing Date to the Secretary of the Fund, or provide evidence satisfactory to the Fund that such Acquiring Fund shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

4.       REPRESENTATIONS AND WARRANTIES.

         4.1 The Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Fund is a series of IDEX Mutual Funds, a
                  Massachusetts Business Trust duly organized and validly existing under the laws of the State of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

                  (b) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                  (c) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the IDEX Declaration of Trust, as amended (the "Fund's Charter"), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which it is bound.

                  (d) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                  (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (f) The Statements of Assets and Liabilities of the Fund dated April 30, 2001, have not been audited. The unaudited statement (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                  (g) Since October 31, 2000, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.2 hereof.

                  (h) At the Closing Date, all Federal and other tax returns and reports of the Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                  (i) The Fund intends to meet, and to continue to meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                  (j) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph
                  3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund shares, nor is there outstanding any security convertible into any of the Fund shares.

                  (k) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                  (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the IDEX Board of Trustees and, subject to the approval of shareholders of the Fund, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                  (m) The proxy statement of the Fund (the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

         4.2      The Acquiring Fund represents and warrants as follows:

                  (a) The Acquiring Fund is a series of IDEX Mutual Funds duly organized and validly existing under the laws of the State of Massachusetts and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                  (b) The Acquiring Fund is registered under the 1940 Act as an open-end, diversified management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the IDEX Charter or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The Statements of Assets and Liabilities of the Acquiring Fund for the period ending October 31, 2000 were taken from the audited IDEX Mutual Funds financial statements and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                  (g) Since October 31, 2000 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

                  (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                  (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund's shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

                  (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board of Trustees, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                  (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.       COVENANTS OF THE ACQUIRING FUND AND THE FUND.

         5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

         5.2 The Fund will call a meeting of Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

         5.5 The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund shareholders to consider approval of this Agreement and the transactions contemplated herein.

         5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         6.1 All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         6.2 The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Fund.

         6.3 The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the IDEX President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         7.2 The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the IDEX President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND
         THE FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the IDEX Charter.

         8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Fund shall have declared a dividend or dividends which, together with all previous such shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         8.6 The parties shall have received an opinion of Sutherland Asbill & Brennan LLP substantially to the effect that for Federal income tax purposes:

                  (a) The transfer of all or substantially all of the Fund's assets in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund; (c) No gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares to Fund shareholders in exchange for their shares of the Fund; (d) No gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for the Acquiring Fund shares; (e) The aggregate tax basis for the Acquiring Fund shares received by each of the Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares to be received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and
                  (f) The tax basis of the Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

9.       TERMINATION OF AGREEMENT.

         9.1 This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any shareholder vote) if circumstances should develop that, in the opinion of either Board, make proceeding with the Agreement inadvisable.

         9.2 If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the directors, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

10.      WAIVER.

At any time prior to the Closing Date, any of the foregoing conditions may be waived by the IDEX Board on behalf of the Fund or of the Acquiring Fund if, in its judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.      MISCELLANEOUS.

         11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

         11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

         11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of Florida, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the State of Massachusetts without giving effect to principles of conflict of laws.

         11.4 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

         11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, the Acquiring Fund and the Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                       IDEX Mutual Funds on behalf of:

                                       IDEX INTERNATIONAL EQUTY


                                       By: /s/ JOHN R. KENNEY
                                           -------------------------------------
                                           John R. Kenney
                                           Chairman and Chief Executive Officer

ATTEST: /s/ John K. Carter, Esq.
       __________________________
        John K. Carter, Esq.
        Secretary

                                       IDEX Mutual Funds on behalf of:

                                       IDEX AMERICAN CENTURY INTERNATIONAL


                                       By: /s/ JOHN R. KENNEY
                                           -------------------------------------
                                           John R. Kenney
                                           Chairman and Chief Executive Officer

ATTEST: /s/ John K. Carter, Esq.
       __________________________
        John K. Carter, Esq.
        Secretary

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                         Relating to the Acquisition by
                   IDEX GE U.S. Equity (the "Acquiring Fund")
                     A Series of IDEX Mutual Funds ("IDEX")
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                 1-888-233-4339

                                Of The Assets of
                      IDEX AMERICAN CENTURY INCOME & GROWTH
                                A Series of IDEX

                           Dated: December 13, 2001

This Statement of Additional Information, which is not a prospectus, supplements and should be read in connection with the Prospectus/Proxy Statement dated December 13, 2001, relating specifically to the proposed transfer of all of the assets and liabilities of IDEX American Century Income & Growth (the "Fund") in exchange for shares of IDEX G.E. US Equity (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Each of the following documents accompanies this Statement of Additional Information and is incorporated herein by reference.

         1. The IDEX Prospectus and Statement of Additional Information dated March 1, 2001.

         2.       The IDEX Annual Report dated October 31, 2001.

         3.       The IDEX Semi-Annual Report dated April 30, 2001

                               GENERAL INFORMATION

This Statement of Additional Information relates to the proposed transfer of substantially all of the assets and liabilities of IDEX American Century Income & Growth (the "Fund") to IDEX GE U.S. Equity (the "Acquiring Fund"), in exchange for like shares of IDEX GE U.S. Equity (the "Reorganization"). The aggregate net asset value of each share issued will have an aggregate net asset value equal to the aggregate net asset value of the shares of IDEX GE U.S. Equity that were outstanding immediately before the effective time of the Reorganization.

         After the transfer of substantially all of its assets and liabilities in exchange for the Acquiring Fund, the Fund will distribute such shares to its shareholders in liquidation of the Fund. Each shareholder owning shares of the Fund at the effective time of the Reorganization will receive shares of the same Class from the Acquiring Fund of equal value, and will receive any unpaid dividends or distributions that were declared before the effective time of the Reorganization on shares of the Fund. The Acquiring Fund will establish an account for each former shareholder of the Fund reflecting the appropriate number of shares distributed to such shareholder. These accounts will be substantially identical to the accounts maintained by the Fund for each shareholder. Upon completion of the Reorganization with respect to the Fund, all outstanding shares of the Fund will have been redeemed and cancelled in exchange for shares distributed by the Acquiring Fund, and the Fund will wind up its affairs and be terminated as a series of IDEX under Massachusetts law.

For further information about the transaction, see the Proxy
Statement/Prospectus.

                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

         The unaudited pro forma information attached to this Statement of Additional Information as Exhibit A gives effect to the proposed transfer of substantially all of the assets and liabilities of the Fund to the Acquiring Fund as if such transfer had occurred as of December 31, 2000. In addition, the pro forma combined statements have been prepared based upon the fee and expense structure of the Acquiring Fund. The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Fund and the Acquiring Fund (which commenced operations April 2001), incorporated herein by reference in this Statement of Additional Information. The proposed transfer of the assets and liabilities of the Fund to the Acquiring Fund will be accounted for as a tax-free reorganization.

                                    EXHIBIT A
                              Pro Forma Information
                                   (unaudited)

PRO FORMA SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2001

                                                      IDEX American
                                                      Century Income
                                                        & Growth             IDEX GE U.S. Equity              Pro Forma       Fund
Description                           % of TNA           Shares       Value        Shares         Value         Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                            97.9%
Basic Materials                           2.7%
  Chemicals                               0.5%
    Dow Chemical Company                                                          1,026    $    34,320    $    1,026   $    34,320
    E.I. du Pont de Nemours
     and Company                                                                    997         45,054           997        45,054
    Eastman Chemical Company                                66        3,514                                       66         3,514
    FMC Corp. *                                             30        2,150                                       30         2,150
    Lyondell Chemical Company                              180        2,828                                      180         2,828
    Rohm and Haas Company                                                           599         20,588           599        20,588
                                                    -------------------------------------------------------------------------------
  Total Chemicals                                                     8,492                     99,962                     108,453
                                                    -------------------------------------------------------------------------------
  Forest Products                         0.8%
    Weyerhaeuser Company                                    85        4,805       2,732        154,440         2,817       159,245
                                                    -------------------------------------------------------------------------------
  Total Forest Products                                               4,805                    154,440                     159,245
                                                    -------------------------------------------------------------------------------
  Mining - Diversified                    0.0%
    Inco, Ltd. *                                           105        1,905                                      105         1,905
                                                    -------------------------------------------------------------------------------
  Total Mining - Diversified                                          1,905                          -                       1,905
                                                    -------------------------------------------------------------------------------
  Paper Products                          1.0%
    Bowater, Inc.                                           20          970         769         37,297           789        38,267
    International Paper
     Company                                                25          980       1,139         44,626         1,164        45,606
    Kimberly-Clark Corp.                                                          1,871        111,137         1,871       111,137
                                                    -------------------------------------------------------------------------------
  Total Paper Products                                                1,950                    193,060                     195,009
                                                    -------------------------------------------------------------------------------
  Precious Metals                         0.4%
    Alcoa, Inc.                                                                     854         35,356           854        35,356
    Barrick Gold Corp.                                                            3,267         53,709         3,267        53,709
                                                    -------------------------------------------------------------------------------
  Total Precious Metals                                                   -                     89,065                      89,065
                                                    -------------------------------------------------------------------------------
  Total Basic Materials                                              17,151                    536,527                     553,678
                                                    -------------------------------------------------------------------------------
Consumer, Cyclical                       13.0%
  Advertising                             1.0%
    Catalina Marketing Corp.*                                                     3,178        111,103         3,178       111,103
    Interpublic Group of
     Companies, Inc.                                                              2,734         92,819         2,734        92,819
    Omnicom Group, Inc.                                     15        1,318                                       15         1,318
    TMP Worldwide, Inc. *                                   10          482                                       10           482
                                                    -------------------------------------------------------------------------------
  Total Advertising                                                   1,800                    203,922                     205,722
                                                    -------------------------------------------------------------------------------
   Airlines                                0.6%
    AMR Corp. *                                              5          191       1,634         62,272         1,639        62,462
    Continental Airlines,
     Inc. *                                                                         741         38,087           741        38,087
    Delta Air Lines, Inc.                                    5          220         285         12,549           290        12,769
                                                     -------------------------------------------------------------------------------
  Total Airlines                                                        411                    112,908                     113,318
                                                     -------------------------------------------------------------------------------
  Auto Manufacturers                      0.0%
    Ford Motor Company                                     260        7,665                                      260         7,665
                                                    -------------------------------------------------------------------------------
  Total Auto Manufacturers                                            7,665                          -                       7,665
                                                    -------------------------------------------------------------------------------
  Auto Parts and Equipment                0.0%
    Cooper Tire & Rubber
     Company                                                54          650                                       54           650
    Johnson Controls, Inc.                                  15        1,086                                       15         1,086
    Lear Corp. *                                            34        1,224                                       34         1,224
                                                    -------------------------------------------------------------------------------
  Total Auto Parts and
   Equipment                                                          2,960                          -                       2,960
                                                    -------------------------------------------------------------------------------
  Broadcasting                            1.8%
    AOL Time Warner, Inc. *                                325       16,413                                      325        16,413
    Comcast Corp. Class A *                                130        5,708       6,200        272,242         6,330       277,950
    Viacom, Inc. Class B *                                                        1,563         81,370         1,563        81,370
                                                    -------------------------------------------------------------------------------
  Total Broadcasting                                                 22,121                    353,612                     375,733
                                                    -------------------------------------------------------------------------------

                                                      IDEX American
                                                      Century Income
                                                        & Growth             IDEX GE U.S. Equity              Pro Forma       Fund
Description                           % of TNA           Shares       Value        Shares         Value         Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
  Consumer Electronics                    0.0%
    RadioShack Corp.                                        15          459                                      15            459
    Whirlpool Corp.                                          5          279                                       5            279
                                                    -------------------------------------------------------------------------------
  Total Consumer Electronics                                            738                         -                          738
                                                    -------------------------------------------------------------------------------
  Entertainment                           1.3%
    Carnival Corp.                                          70        1,855      2,614         69,271         2,684         71,126
    Eastman Kodak Company                                    5          218                                       5            218
    International Game
     Technology *                                           20        1,119                                      20          1,119
    The Walt Disney Company                                390       11,797      6,296        190,454         6,686        202,251
                                                    -------------------------------------------------------------------------------
  Total Entertainment                                                14,988                   259,725                      274,713
                                                    -------------------------------------------------------------------------------
  Lodging                                 0.0%
    Starwood Hotels &
     Resorts Worldwide, Inc.                                15          541                                      15            541
                                                    -------------------------------------------------------------------------------
  Total Lodging                                                         541                         -                          541
                                                    -------------------------------------------------------------------------------
  Footwear                                0.0%
    Reebok International,
     Ltd. *                                                 16          410                                      16            410
                                                    -------------------------------------------------------------------------------
  Total Footwear                                                        410                         -                          410
                                                    -------------------------------------------------------------------------------
  Home Construction                       0.0%
    Centex Corp.                                            10          431                                      10            431
    KB Home                                                 37        1,118                                      37          1,118
    Pulte Corp.                                             10          468                                      10            468
    The Stanley Works                                       40        1,450                                      40          1,450
                                                    -------------------------------------------------------------------------------
  Total Home Construction                                             3,467                         -                        3,467
                                                    -------------------------------------------------------------------------------
  Home Furnishings                        0.0%
    Newell Rubbermaid, Inc.                                 10          270                                      10            270
    Pier 1 Imports, Inc.                                    81          899                                      81            899
                                                    -------------------------------------------------------------------------------
  Total Home Furnishings                                              1,169                         -                        1,169
                                                    -------------------------------------------------------------------------------
  Publishing                              0.7%
    Gannett Company, Inc.                                   14          904      2,109        136,136         2,123        137,040
                                                    -------------------------------------------------------------------------------
  Total Publishing                                                      904                   136,136                      137,040
                                                    -------------------------------------------------------------------------------
  Recreation Products - Other             0.0%
    Brunswick Corp.                                        115        2,307                                     115          2,307
                                                    -------------------------------------------------------------------------------
Total Recreation Products
   - Other                                                            2,307                         -                        2,307
                                                    -------------------------------------------------------------------------------
  Restaurants                             0.4%
    McDonald's Corp.                                                             2,956         81,290         2,956         81,290
    Darden Restaurants, Inc.                                60        1,638                                      60          1,638
    Tricon Global
     Restaurants, Inc. *                                    30        1,345                                      30          1,345
                                                    -------------------------------------------------------------------------------
  Total Restaurants                                                   2,983                    81,290                       84,273
                                                    -------------------------------------------------------------------------------
  Retailers - Apparel                     0.0%
    Federated Department
     Stores, Inc. *                                         90        3,868                                      90          3,868
    The Talbots, Inc.                                       20          837                                      20            837
                                                    -------------------------------------------------------------------------------
  Total Retailers - Apparel                                           4,705                         -                        4,705
                                                    -------------------------------------------------------------------------------
  Retailers - Broadline                   2.2%
    May Department Stores
     Company                                               120        4,470                                     120          4,470
    Sears, Roebuck & Company                               295       10,871                                     295         10,871
    Target Corp.                                                                 6,074        233,545         6,074        233,545
    Wal-Mart Stores, Inc.                                  185        9,572      3,534        182,849         3,719        192,421
                                                    -------------------------------------------------------------------------------
  Total Retailers - Broadline                                        24,913                   416,394                      441,307
                                                    -------------------------------------------------------------------------------
  Retailers - Drug Based                  2.8%
    Cardinal Health, Inc.                                   15        1,011      6,478        436,618         6,493        437,629
    CVS Corp.                                               10          590      2,391        140,949         2,401        141,539
                                                    -------------------------------------------------------------------------------
  Total Retailers - Drug                                              1,601                   577,567                      579,168
                                                    -------------------------------------------------------------------------------

                                                      IDEX American
                                                      Century Income
                                                        & Growth             IDEX GE U.S. Equity              Pro Forma       Fund
Description                           % of TNA           Shares       Value        Shares         Value         Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
  Retailers - Specialty
    AutoZone, Inc. *                      2.0%               5          157                                       5            157
    Best Buy Company, Inc. *                                35        1,927                                      35          1,927
    Circuit City Stores, Inc.                               50          753                                      50            753
    Home Depot, Inc.                                        15          706      3,178        149,684         3,193        150,390
    Lowe's Companies, Inc.                                   5          315      3,095        194,985         3,100        195,300
    Michaels Stores, Inc. *                                 16          540                                      16            540
    Pitney Bowes, Inc.                                      10          381      1,604         61,064         1,614         61,445
    Tiffany & Company                                       15          486                                      15            486
    Zale Corp. *                                            28          934                                      28            934
                                                    -------------------------------------------------------------------------------
Total Retailers - Specialty                                         6,198                   405,733                      411,931
                                                    -------------------------------------------------------------------------------
Total Consumer, Cyclical                                           99,880                 2,547,287                    2,647,167
                                                    -------------------------------------------------------------------------------

Consumer, Non-Cyclical                   15.9%
  Banks                                   0.0%
    Greater Bay Bancorp                                     17          464                                      17            464
                                                    -------------------------------------------------------------------------------
  Total Banks                                                           464                         -                          464
                                                    -------------------------------------------------------------------------------
  Beverages                               1.6%
    Anheuser-Busch
     Companies, Inc.                                                             1,337         53,467         1,337         53,467
    Pepsi Bottling Group,
     Inc. *                                                 35        1,401                                      35          1,401
    PepsiCo, Inc.                                          105        4,600      4,188        183,476         4,293        188,076
    The Coca-Cola Company                                   30        1,385      1,975         91,225         2,005         92,610
                                                    -------------------------------------------------------------------------------
  Total Beverages                                                     7,386                   328,168                      335,554
                                                    -------------------------------------------------------------------------------
  Consumer Services                       0.3%
    Convergys Corp. *                                                            1,369         49,969         1,369         49,969
    FedEx Corp. *                                           10          421                                      10            421
    Galileo International,
     Inc.                                                   16          391                                      16            391
    Metris Companies, Inc.                                  80        2,400                                      80          2,400
    UnitedGlobalCom, Inc. *                                                        163          2,612           163          2,612
    Viad Corp.                                             120        2,983                                     120          2,983
                                                    -------------------------------------------------------------------------------
  Total Consumer Services                                             6,195                    52,581                       58,776
                                                    -------------------------------------------------------------------------------
  Cosmetics                               0.3%
    Alberto-Culver Company                                   5          204                                       5            204
    Avon Products, Inc.                                     20          846        484         20,483           504         21,329
    The Gillette Company                                                         1,282         36,357         1,282         36,357
                                                    -------------------------------------------------------------------------------
  Total Cosmetics                                                     1,050                    56,840                       57,890
                                                    -------------------------------------------------------------------------------
  Food - Other                            1.2%
    Archer-Daniels-Midland
     Company                                               275        3,275                                     275          3,275
    ConAgra Foods, Inc.                                    245        5,098                                     245          5,098
    General Mills, Inc.                                                          2,752        108,456         2,752        108,456
    H.J. Heinz Company                                                             855         33,473           855         33,473
    Hormel Foods Corp.                                      20          412                                      20            412
    Kellogg Company                                         30          765                                      30            765
    Ralston Purina Company                                                       3,119         94,786         3,119         94,786
    SUPERVALU, Inc.                                        145        1,982                                     145          1,982
    Unilever NV ADR                                         60        3,367                                      60          3,367
                                                    -------------------------------------------------------------------------------
  Total Food - Other                                                 14,900                   236,716                      251,616
                                                    -------------------------------------------------------------------------------
  Food Retailers                          0.0%
    Safeway, Inc. *                                         40        2,172                                      40          2,172
    SYSCO Corp.                                             10          281                                      10            281
                                                    -------------------------------------------------------------------------------
  Total Food Retailers                                                           2,453              -                        2,453
                                                    -------------------------------------------------------------------------------
  Healthcare                              0.2%
    Health Net, Inc. *                                      15          323                                      15            323
    Oxford Health Plans,
     Inc. *                                                 91        2,830                                      91          2,830
    Sybron Dental
     Specialties, Inc. *                                                           698         13,960           698         13,960
    UnitedHealth Group, Inc.                                                       242         15,846           242         15,846
    Wellpoint Health
     Networks, Inc. *                                       25        2,456                                      25          2,456
                                                    -------------------------------------------------------------------------------
  Total Healthcare                                                    5,610                    29,806                       35,416
                                                    -------------------------------------------------------------------------------

                                                      IDEX American
                                                      Century Income
                                                        & Growth             IDEX GE U.S. Equity              Pro Forma       Fund
Description                           % of TNA           Shares       Value        Shares         Value         Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
  Household Products                      0.6%
    Church & Dwight Company,
     Inc.                                                   14          336                                      14            336
    Colgate-Palmolive Company                                                      365         20,385           365         20,385
    Energizer Holdings, Inc.
     *                                                                             427         10,171           427         10,171
    Proctor & Gamble Company                               100        6,005      1,426         85,631         1,526         91,636
    The Black & Decker Corp.                                10          398                                      10            398
    The Clorox Company                                      65        2,069                                      65          2,069
    Tupperware Corp.                                       104        2,290                                     104          2,290
                                                    -------------------------------------------------------------------------------
  Total Household Products                                           11,098                   116,188                      127,286
                                                    -------------------------------------------------------------------------------
  Medical Supplies                        1.9%
    Abbott Laboratories, Inc.                                                    2,331        108,112         2,331        108,112
    American Home Products
     Corp.                                                                         980         56,595           980         56,595
    American Home Products
     Corp.                                                  35        2,021                                      35          2,021
    Apogent Technologies,
     Inc. *                                                                      2,406         55,338         2,406         55,338
    Bausch & Lomb, Inc.                                     10          427                                      10            427
    Baxter International,
     Inc.                                                   10          912        835         76,110           845         77,022
    Beckman Coulter, Inc.                                    5          178                                       5            178
    C.R. Bard, Inc.                                         30        1,320                                      30          1,320
    Lincare Holdings, Inc. *                                                     1,782         88,868         1,782         88,868
                                                    -------------------------------------------------------------------------------
  Total Medical Supplies                                              4,858                   385,023                      389,881
                                                    -------------------------------------------------------------------------------
  Pharmaceuticals                         9.7%
    Bristol-Myers Squibb
     Company, Inc.                                         140        7,840      3,876        217,056         4,016        224,896
    Eli Lilly and Company                                   60        5,100      2,168        184,280         2,228        189,380
    Forest Laboratories,
     Inc. *                                                 25        1,529                                      25          1,529
    Ivax Corp. *                                            35        1,402                                      35          1,402
    Johnson & Johnson                                      180       17,366      4,173        402,611         4,353        419,977
    Merck & Company, Inc.                                  215       16,333      7,484        568,559         7,699        584,892
    Pfizer, Inc.                                           550       23,815     10,841        469,415        11,391        493,230
    Schering Plough Corp.                                  100        3,854      1,282         49,409         1,382         53,263
    Watson Pharmaceuticals,
     Inc. *                                                                        360         17,928           360         17,928
                                                    -------------------------------------------------------------------------------
  Total Pharmaceuticals                                              77,239                 1,909,258                    1,986,497
                                                    -------------------------------------------------------------------------------
   Total Consumer, Non-Cyclical                                     131,253                 3,114,581                    3,245,833
                                                    -------------------------------------------------------------------------------

Energy                                   10.8%
  Coal                                    0.0%
    Massey Energy Company                                   40          900                                      40            900
                                                    -------------------------------------------------------------------------------
  Total Coal                                                            900                         -                          900
                                                    -------------------------------------------------------------------------------
  Oil Companies - Major                   7.3%
    Amerada Hess Corp.                                      50        4,375                                      50          4,375
    Anadarko Petroleum Corp.                                                     1,069         69,079         1,069         69,079
    BP Amoco PLC ADR                                                             1,069         57,812         1,069         57,812
    Burlington Resources,
     Inc.                                                                        1,945         91,823         1,945         91,823
    Chevron Corp.                                          125       12,070        653         63,054           778         75,124
    Conoco, Inc. Class B                                                         3,564        108,417         3,564        108,417
    El Paso Corp.                                                                2,860        196,768         2,860        196,768
    Exxon Mobil Corp.                                      235       20,821      7,029        622,769         7,264        643,590
    Kerr-McGee Corp.                                       165       11,822                                     165         11,822
    Occidental Petroleum
     Corp.                                                 475       14,307                                     475         14,307
    Phillips Petroleum
     Company                                                15          894                                      15            894
    Royal Dutch Petroleum
     Company NYRS                                          110        6,548      1,574         93,700         1,684        100,249
    Texaco, Inc.                                                                   570         41,200           570         41,200
    Unocal Corp.                                                                 1,841         70,253         1,841         70,253
    USX-Marathon Group                                      70        2,237                                      70          2,237
                                                    -------------------------------------------------------------------------------
  Total Oil Companies - Major                                        73,075                 1,414,874                    1,487,949
                                                    -------------------------------------------------------------------------------
  Oil Companies - Secondary               0.9%
    Baker Hughes, Inc.                                      10          393      3,029        119,009         3,039        119,402
    Devon Energy Corp.                                                           1,188         70,104         1,188         70,104
                                                    -------------------------------------------------------------------------------
  Total Oil Companies - Secondary                                       393                   189,113                      189,506
                                                    -------------------------------------------------------------------------------
  Oil Drilling                            1.4%
    Nabors Industries, Inc. *                                                    3,225        192,275         3,225        192,275
    Noble Drilling Corp. *                                  25        1,213                                      25          1,213

                                                      IDEX American
                                                      Century Income
                                                        & Growth             IDEX GE U.S. Equity              Pro Forma       Fund
Description                           % of TNA           Shares       Value        Shares         Value         Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
  Transocean Sedco Forex,
     Inc.                                                                        1,812         98,355         1,812         98,355
                                                    -------------------------------------------------------------------------------
  Total Oil Drilling                                                  1,213                   290,630                      291,842
                                                    -------------------------------------------------------------------------------
  Oilfield Equipment and
   Services                               1.1%
    Schlumberger, Ltd.                                      15          995      3,252        215,608         3,267        216,602
    Smith International,
     Inc. *                                                 20        1,624                                      20          1,624
    Ultramar Diamond
     Shamrock Corp.                                        170        7,669                                     170          7,669
                                                    -------------------------------------------------------------------------------
  Total Oilfield Equipment
   and Services                                                      10,287                   215,608                      225,895
                                                    -------------------------------------------------------------------------------
  Total Energy                                                       85,868                 2,110,225                    2,196,092
                                                    -------------------------------------------------------------------------------
Financial                                23.2%
  Banks                                   2.4%
    AmSouth Bancorporation                                  45          772                                      45            772
    Bank of America Corp.                                  200       11,200      1,782         99,792         1,982        110,992
    Bank One Corp.                                                               1,083         40,905         1,083         40,905
    City National Corp.                                     32        1,237                                      32          1,237
    Comerica, Inc.                                           5          257                                       5            257
    First Tennessee National
     Corp.                                                  20          653                                      20            653
    GreenPoint Financial
     Corp.                                                  55        2,024                                      55          2,024
    Hibernia Corp.                                          20          326                                      20            326
    KeyCorp                                                 50        1,159                                      50          1,159
    MBNA Corp.                                              15          535                                      15            535
    PNC Financial Services
     Group, Inc.                                            15          976      2,673        173,932         2,688        174,908
    Silicon Valley
     Bancshares *                                           65        1,629                                      65          1,629
    State Street Corp.                                                             639         66,316           639         66,316
    The Bank of New York                                    30        1,506        712         35,742           742         37,248
    U.S. Bancorp                                           100        2,118      1,994         42,233         2,094         44,351
    UnionBanCal Corp.                                       55        1,680                                      55          1,680
                                                    -------------------------------------------------------------------------------
  Total Banks                                                                   26,072        458,920                      484,992
                                                    -------------------------------------------------------------------------------
  Diversified                            11.6%
    American Express Company                                                     4,803        203,839         4,803        203,839
    AmeriCredit Corp. *                                     53        2,457                                      53          2,457
    Berkshire Hathaway, Inc. *                                                      22         50,050            22         50,050
    Citigroup, Inc.                                        580       28,507     15,551        764,332        16,131        792,839
    Countrywide Credit
     Industries, Inc.                                       70        2,987         85          3,627           155          6,614
    Deluxe Corp.                                           155        4,028                                     155          4,028
    Equifax, Inc.                                                                6,623        219,023         6,623        219,023
    First Data Corp.                                        70        4,721      7,796        525,762         7,866        530,483
    First Union Corp.                                       85        2,547                                      85          2,547
    FleetBoston Financial
     Corp.                                                 320       12,278      3,737        143,389         4,057        155,667
    Goldman Sachs Group, Inc.                                5          456        944         85,998           949         86,454
    Marsh & McLennan
     Companies, Inc.                                                             1,598        154,111         1,598        154,111
    Mellon Financial Corp.                                  20          819                                      20            819
    Metlife, Inc. *                                         50        1,450                                      50          1,450
    Providian Financial Corp.                               80        4,264                                      80          4,264
    Radian Group, Inc.                                      20        1,550                                      20          1,550
    S & P's 500 Depository
     Receipts                                               90       11,242        773         96,555           863        107,797
    Washington Mutual, Inc.                                 45        2,247                                      45          2,247
    Wells Fargo & Company                                   40        1,879        940         44,152           980         46,031
                                                    -------------------------------------------------------------------------------
  Total Diversified                                                  81,432                 2,290,838                    2,372,270
                                                    -------------------------------------------------------------------------------
  Insurance                               4.0%
    AFLAC, Inc.                                                                    684         21,751           684         21,751
    Allstate Corp.                                          10          418      4,722        197,144         4,732        197,561
    American International
     Group, Inc.                                            35        2,863      2,303        188,385         2,338        191,248
    Arthur J. Gallagher &
     Company                                                20          504                                      20            504
    Chubb Corp.                                                                    712         47,526           712         47,526
    CIGNA Corp.                                             75        8,003                                      75          8,003
    Fidelity National
     Financial, Inc.                                        20          468      1,125         26,336         1,145         26,804
    Hartford Financial
     Services Group, Inc.                                    5          310      2,406        149,413         2,411        149,723
    Lincoln National Corp.                                 130        6,001                                     130          6,001
    Loews Corp.                                            155       10,448        921         62,085         1,076         72,533
    MGIC Investment Corp.                                                          442         28,725           442         28,725
    Old Republic
     International Corp.                                   100        2,889                                     100          2,889
    PMI Group, Inc.                                         22        1,415                                      22          1,415
    The St. Paul Companies,
     Inc.                                                                        1,247         56,240         1,247         56,240
                                                    -------------------------------------------------------------------------------
  Total Insurance                                                    33,318                   777,604                      810,922
                                                    -------------------------------------------------------------------------------

                                                      IDEX American
                                                      Century Income
                                                        & Growth             IDEX GE U.S. Equity              Pro Forma       Fund
Description                           % of TNA           Shares       Value        Shares         Value         Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
  Real Estate                             0.0%
    CarrAmerica Realty Corp.                                25          719                                      25            719
    Lennar Corp.                                            88        3,852                                      88          3,852
                                                    -------------------------------------------------------------------------------
  Total Real Estate                                                   4,571                         -                        4,571
                                                    -------------------------------------------------------------------------------
  Securities Brokers                      2.8%
    Bear Stearns Companies,
     Inc.                                                   20        1,006                                      20          1,006
    J.P. Morgan & Company                                                        5,346        256,501         5,346        256,501
    Lehman Brothers
     Holdings, Inc.                                         65        4,729      1,871        136,115         1,936        140,844
    Merrill Lynch & Company,
     Inc.                                                   55        3,393                                      55          3,393
    Morgan Stanley, Dean
     Witter, Discover & Co.                                110        6,907      2,538        159,361         2,648        166,268
                                                    -------------------------------------------------------------------------------
  Total Securities Brokers                                           16,035                   551,977                      568,012
                                                    -------------------------------------------------------------------------------
  United States Government
   Agencies                               2.4%
    Federal Home Loan
     Mortgage Corp.                                         30        1,974      1,277         84,027         1,307         86,001
    Federal National
     Mortgage Association                                  125       10,033      5,025        403,306         5,150        413,339
                                                    -------------------------------------------------------------------------------
  Total United States
   Government Agencies                                               12,007                   487,333                      499,339
                                                    -------------------------------------------------------------------------------
  Total Financial                                                   173,433                 4,566,673                    4,740,106
                                                    -------------------------------------------------------------------------------
Independent                               0.3%
  Conglomerate                            0.3%
    Fortune Brands, Inc.                                    20          623                                      20            623
    Philip Morris Companies,
     Inc.                                                  155        7,767      1,194         59,831         1,349         67,598
    R.J. Reynolds Tobacco
     Holdings, Inc.                                         10          586                                      10            586
                                                    -------------------------------------------------------------------------------
  Total Conglomerate                                                  8,976                    59,831                       68,807
                                                    -------------------------------------------------------------------------------
  Total Independent                                                   8,976                    59,831                       68,807
                                                    -------------------------------------------------------------------------------
Industrial                                0.3%
  Building Materials
    Martin Marietta
     Materials, Inc.                                                             1,247         57,325         1,247         57,325
                                                    -------------------------------------------------------------------------------
  Total Building Materials                                                -                    57,325                       57,325
                                                    -------------------------------------------------------------------------------
  Containers and Packaging                0.0%
    Ball Corp.                                              37        1,702                                      37          1,702
    Westvaco Corp.                                         145        3,825                                     145          3,825
                                                    -------------------------------------------------------------------------------
  Total Containers and
   Packaging                                                          5,527                         -                        5,527
                                                    -------------------------------------------------------------------------------
  Electronic Components and
   Equipment                              1.5%
    Amphenol Corp. Class A *                                18          758                                      18            758
    Arrow Electronics, Inc. *                               10          280                                      10            280
    Emerson Electric Company                                 5          333      1,936        129,034         1,941        129,368
    ITT Industries, Inc.                                   100        4,407                                     100          4,407
    L-3 Communications
     Holdings, Inc. *                                       10          773                                      10            773
    Molex, Inc.                                                                  5,628        178,408         5,628        178,408
    Solectron Corp. *                                       35          891                                      35            891
    Tektronix, Inc. *                                       45        1,089                                      45          1,089
    Thermo Electron Corp. *                                 20          527                                      20            527
                                                    -------------------------------------------------------------------------------
  Total Electronic
   Components and Equipment                                           9,058                   307,442                      316,500
                                                    -------------------------------------------------------------------------------
  Heavy Construction                      0.2%
    Caterpillar, Inc.                                       20        1,004                                      20          1,004
    Deere & Company                                         15          616      1,140         46,820         1,155         47,436
    Ingersoll-Rand Company                                  10          470                                      10            470
                                                    -------------------------------------------------------------------------------
  Total Heavy Construction                                            2,090                    46,820                       48,910
                                                    -------------------------------------------------------------------------------
  Diversified                             3.5%
    Canadian Pacific, Ltd.                                                       3,416        133,805         3,416        133,805
    Cooper Industries, Inc.                                 35        1,308                                      35          1,308
    Corning, Inc.                                           75        1,648                                      75          1,648
    Dover Corp.                                                                  6,044        236,139         6,044        236,139
    Eaton Corp.                                                                    832         61,244           832         61,244
    General Electric Company                               605       29,360                                     605         29,360
    Minnesota Mining &
     Manufacturing Company                                                       1,478        175,897         1,478        175,897
    Pall Corp.                                              85        1,995                                      85          1,995
    Parker Hannifin Corp.                                                        1,188         55,384         1,188         55,384
    Tyco International, Ltd.                               280       14,944                                     280         14,944
                                                    -------------------------------------------------------------------------------
  Total Diversified                                                  49,254                   662,468                      711,722
                                                    -------------------------------------------------------------------------------
  Other Industrial Services               0.0%
    Manpower, Inc.                                           15          485                                      15            485
                                                    -------------------------------------------------------------------------------
  Total Other Industrial
   Services                                                              485                        -                           485
                                                    -------------------------------------------------------------------------------

PRO FORMA SCHEDULE OF INVESTMENTS (Unaudited)
  April 30, 2001

                                                      IDEX American
                                                      Century Income
                                                        & Growth             IDEX GE U.S. Equity              Pro Forma       Fund
Description                           % of TNA           Shares       Value        Shares         Value         Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
  Pollution Control                       0.3%
    Waste Management, Inc.                                                       2,718         66,346         2,718         66,346
                                                    -------------------------------------------------------------------------------
  Total Pollution Control                                                 -                    66,346                       66,346
                                                    -------------------------------------------------------------------------------
  Railroads                               0.5%
    Burlington Northern Santa Fe, Inc.                      20          588      3,537        103,988         3,557        104,576
    Union Pacific Corp.                                     10          569                                      10            569
                                                    -------------------------------------------------------------------------------
  Total Railroads                                                     1,157                   103,988                      105,145
                                                    -------------------------------------------------------------------------------
  Semiconductors                          0.0%
    Avnet, Inc.                                             19          485                                      19            485
                                                    -------------------------------------------------------------------------------
  Total Semiconductors                                                  485                         -                          485
                                                    -------------------------------------------------------------------------------
  Total Industrial                                                   68,056                 1,244,389                    1,312,444
                                                    -------------------------------------------------------------------------------

Technology                               22.4%
  Advanced Medical Devices                0.3%
    DENTSPLY International, Inc.                                                   798         31,266           798         31,266
    Medtronic, Inc.                                                                889         39,649           889         39,649
    Agilent Technologies, Inc. *                            10          390                                      10            390
                                                    -------------------------------------------------------------------------------
  Total Advanced Medical Devices                                        390                    70,915                       71,305
                                                    -------------------------------------------------------------------------------
  Aerospace/Defense                       3.2%
    General Dynamics Corp.                                  40        3,083      1,188         91,571         1,228         94,654
    Northrop Grumman Corp.                                  55        4,964                                      55          4,964
    The Boeing Company                                     210       12,978      3,586        221,615         3,796        234,593
    United Technologies Corp.                                                    4,116        321,377         4,116        321,377
                                                    -------------------------------------------------------------------------------
  Total Aerospace/Defense                                            21,025                   634,563                      655,588
                                                    -------------------------------------------------------------------------------
  Biotechnology                           0.3%
    CYTYC Corp. *                                           26          612                                      26            612
    Pharmacia Corp.                                         50        2,613      1,277         66,736         1,327         69,349
                                                    -------------------------------------------------------------------------------
  Total Biotechnology                                                 3,225                    66,736                       69,961
                                                    -------------------------------------------------------------------------------
  Communications                          5.9%
    Adelphia Communications Corp. *                                                217          7,890           217          7,890
    AT&T Corp.                                             135        3,008      1,509         33,621         1,644         36,628
    AT&T Corp. Liberty Media Class A *                                          17,046        272,736        17,046        272,736
    Cisco Systems, Inc. *                                  395        6,707      2,108         35,794         2,503         42,501
    Engelhard Corp.                                         85        2,185                                      85          2,185
    Global Crossing, Ltd. *                                100        1,253                                     100          1,253
    Juniper Networks, Inc. *                                10          590                                      10            590
    Motorola, Inc.                                                               1,424         22,143         1,424         22,143
    Nextel Communications, Inc. Class A *                   40          650      1,254         20,378         1,294         21,028
    Nortel Networks Corp. ADR                              145        2,219                                     145          2,219
    QUALCOMM, Inc. *                                        55        3,155                                      55          3,155
    Qwest Communications International,
     Inc. *                                                135        5,522      2,435         99,592         2,570        105,113
    SBC Communications, Inc.                               300       12,375      6,920        285,450         7,220        297,825
    Scientific-Atlanta, Inc.                                82        4,734                                      82          4,734
    Tellabs, Inc. *                                                              2,079         72,994         2,079         72,994
    Verizon Communications                                 290       15,970      2,673        147,202         2,963        163,172
    Vodafone Group PLC ADR                                                       3,609        109,280         3,609        109,280
    WorldCom, Inc. *                                       150        2,738      1,424         25,988         1,574         28,726
    XO Communications, Inc. *                                                      535          2,102           535          2,102
                                                    -------------------------------------------------------------------------------
  Total Communications                                               61,105                 1,135,168                    1,196,273
                                                    -------------------------------------------------------------------------------
  Computers                               4.0%
    Compaq Computer Corp.                                   95        1,663      8,081        141,418         8,176        143,080
    Computer Sciences Corp. *                                                      570         20,309           570         20,309
    Dell Computer Corp. *                                  180        4,732      7,235        190,208         7,415        194,940
    EMC Corp. *                                            158        6,257      2,153         85,259         2,311         91,516
    Hewlett-Packard Company                                 25          711      1,709         48,587         1,734         49,298
    International Business
     Machines Corp.                                        115       13,241      1,782        205,179         1,897        218,421
    Paychex, Inc.                                           10          346                                      10            346
    Pixar, Inc. *                                            8          261                                       8            261
    Sun Microsystems, Inc. *                               190        3,253      3,929         67,264         4,119         70,517
    Unisys Corp. *                                                               1,521         18,313         1,521         18,313
    VeriSign, Inc. *                                        10          513                                      10            513
                                                    -------------------------------------------------------------------------------
  Total Computers                                                    30,976                   776,537                      807,513
                                                    -------------------------------------------------------------------------------


PRO FORMA SCHEDULE OF INVESTMENTS (Unaudited)
  April 30, 2001

                                                      IDEX American
                                                      Century Income
                                                        & Growth             IDEX GE U.S. Equity              Pro Forma       Fund
Description                           % of TNA           Shares       Value        Shares         Value         Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
  Diversified                             0.6%
    Applera Corp.- Applied
     Biosystems Group                                                              513         16,447           513         16,447
    Gemstar-TV Guide
     International, Inc. *                                                         246         10,214           246         10,214
    JDS Uniphase Corp. *                                    35          748                                      35            748
    NTL, Inc. *                                                                  3,468        100,884         3,468        100,884
    PerkinElmer, Inc.                                       10          669                                      10            669
    Tech Data Corp. *                                       40        1,394                                      40          1,394
                                                    -------------------------------------------------------------------------------
  Total Diversified                                                   2,812                   127,545                      130,357
                                                    -------------------------------------------------------------------------------
  Industrial                              0.0%
    Hubbel, Inc. Class B                                                           317          8,756           317          8,756
    C&D Technologies, Inc.                                  34        1,206                                      34          1,206
                                                    -------------------------------------------------------------------------------
  Total Industrial                                                    1,206                     8,756                        9,962
                                                    -------------------------------------------------------------------------------
  Semiconductors                          3.2%
    Advanced Micro Devices,
     Inc. *                                                 50        1,550                                      50          1,550
    Analog Devices, Inc. *                                  25        1,183      3,347        158,347         3,372        159,529
    Applied Materials, Inc. *                               67        3,658      1,901        103,795         1,968        107,453
    Intel Corp.                                            355       10,973      6,920        213,897         7,275        224,870
    Intergrated Device
     Technology, Inc. *                                     80        3,134                                      80          3,134
    International Rectifier
     Corp. *                                                69        3,830                                      69          3,830
    KLA-Tencor Corp. *                                       5          275                                       5            275
    Lam Research Corp. *                                    24          710                                      24            710
    Linear Technology Corp.                                 70        3,363                                      70          3,363
    Micron Technology, Inc. *                               15          681                                      15            681
    Novellus Systems, Inc. *                                17          937                                      17            937
    Rockwell International
     Corp.                                                  45        2,026                                      45          2,026
    Sanmina Corp. *                                         70        2,040                                      70          2,040
    Texas Instruments, Inc.                                 11          426      3,544        137,153         3,555        137,579
    TriQuint Semiconductor,
     Inc. *                                                 15          435                                      15            435
                                                    -------------------------------------------------------------------------------
  Total Semiconductors                                               35,220                   613,191                      648,411
                                                    -------------------------------------------------------------------------------
  Software                                4.9%
    Adobe Systems, Inc.                                     30        1,348                                      30          1,348
    Automatic Data
     Processing, Inc.                                        5          271      3,193        173,220         3,198        173,492
    Electronic Data Systems
     Corp.                                                  90        5,805                                      90          5,805
    Intuit, Inc. *                                                               2,420         77,537         2,420         77,537
    Mentor Graphics Corp. *                                 87        2,289                                      87          2,289
    Microsoft Corp. *                                      305       20,664       9,712        657,988        10,017        678,652
    Oracle Corp. *                                         253        4,088       1,464         23,658         1,717         27,747
    PeopleSoft, Inc. *                                                              655         24,261           655         24,261
    Siebel Systems, Inc. *                                  15          684                                       15            684
    Sybase, Inc. *                                          78        1,228                                       78          1,228
    VERITAS Software Corp. *                                15          894                                       15            894
                                                    -------------------------------------------------------------------------------
  Total Software                                                     37,271                    956,664                      993,935
                                                    -------------------------------------------------------------------------------
  Total Technology                                                  193,230                  4,390,076                    4,583,306
                                                    -------------------------------------------------------------------------------
Utilities                                 3.2%
  Electric                                2.4%
    ALLETE                                                  40          975                                       40            975
    Ameren Corp.                                            30        1,259                                       30          1,259
    Calpine Corp. *                                         15          855         869         49,524           884         50,379
    CMS Energy Corp.                                        40        1,252                                       40          1,252
    Dominion Resources, Inc.                                                      1,559        106,776         1,559        106,776
    Duke Energy Corp.                                                             3,178        148,603         3,178        148,603
    Entergy Corp.                                          170        6,885                                      170          6,885
    Exelon Corp.                                             5          345       1,708        117,937         1,713        118,283
    GPU, Inc.                                               25          833                                       25            833
    PPL Corp.                                               40        2,200                                       40          2,200
    Puget Energy, Inc.                                      41          973                                       41            973
    Sempra Energy                                           95        2,629                                       95          2,629
    TXU Corp.                                               95        4,176                                       95          4,176
    UtiliCorp United, Inc.                                  25          882                                       25            882
    Xcel Energy, Inc.                                                             1,595         49,764         1,595         49,764
                                                    -------------------------------------------------------------------------------
  Total Electric                                                     23,264                    472,605                      495,869
                                                    -------------------------------------------------------------------------------
  Gas                                     0.1%
    Keyspan Corp.                                           85        3,375                                       85          3,375
    Nicor, Inc.                                             41        1,607                                       41          1,607
    Peoples Energy Corp.                                    20          795                                       20            795
    Reliant Energy, Inc.                                   210       10,405                                      210         10,405
                                                    -------------------------------------------------------------------------------
  Total Gas                                                          16,181                          -                       16,181
                                                    -------------------------------------------------------------------------------

                                                      IDEX American
                                                      Century Income
                                                        & Growth             IDEX GE U.S. Equity              Pro Forma       Fund
-----------------------------------------------------------------------------------------------------------------------------------
Description                           % of TNA           Shares       Value        Shares         Value         Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
Telephone                                 0.7%
    BellSouth Corp.                                        250       10,490                                     250         10,490
    Sprint Corp. FON Group                                 135        2,886      2,673         57,149         2,808         60,035
    Sprint Corp. PCS Group *                                                     2,985         76,506         2,985         76,506
    Telephone and Data
     Systems, Inc.                                           5          525                                       5            525
                                                    -------------------------------------------------------------------------------
  Total Telephone                                                    13,901                   133,654                      147,556
                                                    -------------------------------------------------------------------------------
  Total Utilities                                                    53,347                   606,259                      659,606
                                                    -------------------------------------------------------------------------------
                                                                 ------------            --------------              --------------
Total Common Stock                                                  831,202                19,175,849                   20,007,040
                                                                 ------------            --------------              --------------
Total Common Stock cost                                             751,662                19,074,780                   19,826,442
                                                                 ------------            --------------              --------------
SHORT TERM SECURITIES                     2.4%
                                               ------------                   ----------                  ------------
  Time Deposit                            2.4%   Principal                     Principal                    Principal
                                               ------------                   ----------                  ------------
    State Street Bank
     Eurodollar Time Deposit
     3.000%  5-1-2001 (cost
     $429,425)                                                                $429,425        429,425       429,425        429,425
    3.000%  5-1-2001 (cost
     $63,377)                                    $63,377             63,377                                  63,377         63,377
                                                                 ------------            --------------              --------------
Total Short-Term Securities                                          63,377                   429,425                      492,802
                                                                 ------------            --------------              --------------
                                               ------------                   ----------                  ------------
                                                       % of TNA                 % of TNA                    % of TNA
                                               ------------------------------------------------------------------------------------
Total Investments (% of net
 assets, total amount)                                      97.7%  $894,579       100.5%  $19,605,274         100.4%   $20,499,853
                                                                 ------------            --------------              --------------
    Total investments cost                                         $815,039               $19,504,205                  $20,319,244
                                                                 ------------            --------------              --------------
                                                                 ------------            --------------              --------------
    Other net assets
     (liabilities)                                           2.3%    21,484        -0.5%      (95,397)         -0.4%       (73,913)
                                                                 ------------            --------------              --------------
    Net Assets (100.0%)                                            $916,063               $19,509,877                  $20,425,940
                                                                 ------------            --------------              --------------
* security is non-income producing.
See accompanying notes to unaudited pro forma financial statements.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2001
All numbers (except per share amounts) in thousands


                                                                   IDEX
                                                                 American
                                                                 Century
                                                                 Income &   IDEX GE U.S.              Pro Froma
                                                                  Growth      EQUITY     Adjustments    Fund
                                                                -----------------------------------------------
ASSETS:
Investment securities, at market value                             $  895    $19,605    $     -     $ 20,500
Cash                                                                    -         16          -           16
Receivables:
  Investment securities sold                                            1        691          -          692
  Shares of beneficial interest sold                                   22         51          -           73
  Interest                                                              -          -          -            -
  Dividends                                                             -         14          -           14
  Due from investment adviser                                           2         11          -           13
Forward foreign currency contracts                                      -          -          -            -
Other                                                                   -          -          -            -
                                                                 -------------------------------------------
Total Assets                                                          920     20,388          -       21,308
                                                                 -------------------------------------------
LIABILITIES:
Accounts payable:
  Investment securities purchased                                       1        842          -          843
  Shares of beneficial interest redeemed                                -          -          -            -
Accrued liabilities:
  Management and advisory fees                                          -          -          -            -
  Distribution fees                                                     -         12          -           12
  Transfer agent fees and expenses                                      -          -          -            -
Forward foreign currency contracts                                      -          -          -            -
Other                                                                   3         24          -           27
                                                                 -------------------------------------------
Total Liabilities                                                       4        878          -          882
                                                                 -------------------------------------------
Net Assets                                                         $  916    $19,510    $     -     $ 20,426
                                                                 ===========================================
NET ASSETS CONSIST OF:
Shares of beneficial interest, unlimited shares authorized            837     19,990          -       20,827
Undistributed net investment income (loss) or (distribution
in excess of net investment income)                                     -        (55)         -          (55)
Undistributed net realized gain (loss) from investments and
   foreign currency transactions                                        -       (526)         -         (526)
Net unrealized appreciation (depreciation) of investments
   and translation of foreign denominated assets/liabilities           79        101          -          180

Net Assets                                                         $  916    $19,510    $     -     $ 20,827
                                                                 -------------------------------------------
Investment securities, at cost                                     $  815    $19,504    $     -     $ 20,319
                                                                 -------------------------------------------
Net Assets: Class A                                                $  229    $ 5,085    $     -     $  5,314
Net Assets: Class B                                                   300     10,237          -       10,537
Net Assets: Class C                                                   247      2,738          -        2,985
Net Assets: Class M                                                   140      1,450          -        1,590
                                                                 -------------------------------------------
                                                                   $  916    $19,510    $     -     $ 20,426
                                                                 ===========================================
Outstanding Shares: Class A                                            21        499          1          521
Outstanding Shares: Class B                                            27      1,011          3        1,041
Outstanding Shares: Class C                                            22        271          2          295
Outstanding Shares: Class M                                            13        143          1          157

Net Asset Value: Class A                                           $11.16    $ 10.20                $  10.20
Net Asset Value: Class B                                           $11.16    $ 10.12                $  10.12
Net Asset Value: Class C                                           $11.16    $ 10.12                $  10.12
Net Asset Value: Class M                                           $11.16    $ 10.13                $  10.12

Offering Price: Class A                                            $11.81    $ 10.79                $  10.79
Offering Price: Class M                                            $11.27    $ 10.23                $  10.23

Amounts shown as " - " represent amounts that are zero or those that round to less than $1,000.
See accompanying notes to unaudited pro forma financial statements.

PRO FORMA STATEMENT OF OPERATIONS (Unaudited)
For the month ended April 30, 2001
All numbers (except per share amounts) in thousands



                                                                             IDEX
                                                                           American
                                                                           Century
                                                                           Income &   IDEX GE U.S.              Pro Forma
                                                                            Growth      EQUITY     Adjustments    Fund
                                                                          ----------------------------------------------
Investment Income:
Interest                                                                      $  -     $    1          $  -     $    1
Dividends                                                                        1         13             -         14
Less withholding taxes on foreign dividends                                      -          -             -          -
                                                                           ---------------------------------------------
                                                                                 1         14             -         15
                                                                           ---------------------------------------------
Expenses:
Management and advisory fees                                                     -         12             2         14
Transfer agent fees and expenses                                                 1          6             -          7
Custody and accounting fees and expenses                                         -         10            (1)         9
Registration fees                                                                2          -             -          2
Trustees fees and expenses                                                       -          -             -          -
Audit fees and expenses                                                          -          1             -          1
Other                                                                            -          6             -          6

Distribution and service fees:
Class A                                                                          -          1             -          1
Class B                                                                          -          8             -          8
Class C                                                                          -          2             -          2
Class M                                                                          -          1             -          1
                                                                           ---------------------------------------------
Gross Expenses                                                                   3         47             1         51

Less fee waivers and reimbursements by the investment adviser                   (2)       (17)            5        (14)
                                                                           ---------------------------------------------
Net Expenses                                                                     1         30             6         37
                                                                           ---------------------------------------------
Net Investment Income (Loss)                                                     -        (16)           (6)       (22)
                                                                           ---------------------------------------------
Realized Gain (Loss) on Investments, Futures/Options Contracts and
   Foreign Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                                                 -       (110)            -       (110)
     Futures/options contracts                                                   -        (32)            -        (32)
     Foreign currency transactions                                               -          -             -          -
                                                                           ---------------------------------------------
                                                                                 -       (142)            -       (142)
                                                                           ---------------------------------------------
Unrealized Gain (Loss) on Investments, Futures/Options Contracts and
Foreign Currency Transactions:
Net unrealized appreciation (depreciation) during the period on:
   Investments                                                                  79      1,291             -      1,370
   Futures/options contracts                                                     -          -             -          -
   Translation of assets and liabilities denominated in foreign currency         -          -             -          -
                                                                           ---------------------------------------------
                                                                                79      1,291             -      1,370
                                                                           ---------------------------------------------
Net Gain (Loss) on Investments, Futures/Options Contracts
   and Foreign Currency Transactions                                            79      1,149             -      1,228
                                                                           ---------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                $79     $1,133           $(6)    $1,206
                                                                           =============================================

Amounts shown as " - " represent amounts that are zero or those that round to less than $1,000.
See accompanying notes to unaudited pro forma financial statements.

AMERICAN CENTURY INCOME & GROWTH - MERGER ADJUSTMENTS

Adjustments are not made to Statement of Assets and Liabilities as this statement is prepared assuming the merger takes place April 30, 2001.

Adjustments to the Statement of Operations need be considered since the statement is presented assuming the merger takes place on the first day of the most recent published financial statement period then ended for the accounting survivor, which is believed to be American Century since, even though its assets are smaller than the GE fund with which it is merging, other factors that sway the interpretation include: American Century is the "surviving" sub-adviser, along with their investment style, policies, management, as well as fee and expense structure. As an aside not affecting the proforma financial statements, Since GE is the larger fund and it's shareholders will own more than 50% of the combined fund, GE is the presumed tax survivor.



ADJUSTMENTS:

1) MANAGEMENT FEES
GEUSE mgt fees are 0.80% on first $500M of net assets,
whereas ACI&G is 0.90% 1st $100M which is enough to cover pro forma combined net assets.
Average Net Assets GE one month ended 4/30/01:                                 EXP'S       REIMBT          NET        ANNUALIZED
                                                               18,113,766     51,427      (21,864)        29,563        1.986%
Average Net Assets ACI one month ended 4/30/01:                   720,349
                                                                               3,651       (2,372)         1,279        2.160%
Total                                                          18,834,115     55,078      (24,236)        30,842        1.992%
                                                                             ---------------------------------------------------
                                                                    0.90%
--------------------------------------------------------------------------
                                                                 169,507      PROFORMA      ACTUAL        DIFF
 One month amount:                                                             13,932       12,000      $ 1,932

2) CUSTODY/ACCOUNTING
One fund is eliminated which reduces the monthly per fund minimum though basis points chrg would remain same; monthly per portf min of $2,300 goes away, however due to proration among complex net assets, effect is less therefore
reduce an est. $1000.                                                                                   $ (1,000)
                                                                                                        ========

3) AUDIT
Would reduce however 1 month not significant enough to reduce by $1,000.

4) REGISTRATION FEES
Registration fees-would be reduced over time (excl.any one time fees to effect the reorg) but not significant enough to post an amount.

5) OTHER
Transfer agent assumed to change little as presume low redundancy in funds. Transfer agent, printing, legal, etc. ignores likely one time increase for merger related costs.


6) EXPENSE REIMBURSEMENT
Higher cap should allow for the fund to absorb increase and reimbursement goes down due to higher cap.
Combined expenses (gross)                                                                            $ 55,078
Estimated expense (reductions)/increases                                                                1,000
                                                                                                     --------
Adjusted proforma gross                                                                                56,078
Max based on combined ANA and ACI cap + est 12b-1                                                      37,152
                                                                                                     --------
Proforma reimbursement                                                                                (18,926)
Actual reimbursement combined                                                                         (24,236)
                                                                                                     --------
Reduction (increase) in reimbursement                                                                $  5,310
                                                                                                     --------
Total expense effects:                                                                               $  6,242    increase (decrease)
                                                                                                     ========

AMERICAN CENTURY INC & GROWTH-OTHER N-14 FINANCIAL INFO

PROFORMA EXPENSE RATIOS


INFORMATION FROM ADJUSTMENTS SHEET
GEUSE mgt fees are 0.80% on first $500M of net assets, whereas ACI&G is 0.90%
 1st $100M which is enough to cover pro forma combined net assets.
Average Net Assets GE one month ended 4/30/01:                EXP'S              REIMBT           NET         ANNUALIZED
                                                18,113,766    51,427            (21,864)         29,563         1.986%
Average Net Assets ACI one month ended 4/30/01:
                                                   720,349     3,651             (2,372)          1,279         2.160%
                                                              55,078            (24,236)         30,842         1.992%
Total                                           18,834,115
                                                             ---------------------------------------------------------
                                                     0.90%
----------------------------------------------------------
                                                   169,507

 One month amount:                                            13,932

DATA PER 4/30/01 SAR:                                       CLASS A              CLASS B           CLASS C        CLASS M

(Net) exp ratio excluding credits                              1.85%               2.50%             2.50%         2.40%
Gross exp ratio                                                5.97%               6.62%             6.62%         6.52%
(Net) exp ratio including credits                              1.85%               2.50%             2.50%         2.40%
Expense reduction (diff bet gross & net)                      -4.12%              -4.12%            -4.12%        -4.12%
Other exp (Gross - mgt fee - 12b-1)                            4.62%               4.62%             4.62%         4.62%

Net expense change for proforma stmt of ops:            $     6,242
Avg NAs                                                     720,349
                                                        -----------
                                                              0.867%   1 mo
                                                              10.54%   annualized
                                                                                                     (ACI's exp structure)
PROFORMA COMBINED EXPENSE RATIOS:                           CLASS A              CLASS B             CLASS C      CLASS M
Management Fee                                                 0.90%               0.90%             0.90%         0.90%
12-1 fee                                                       0.35%               1.00%             1.00%         0.90%
Other expenses                                                15.16%              15.16%            15.16%        15.16%
                                                           ---------------------------------------------------------------
Total                                                         16.41%              17.06%            17.06%        16.96%
Expense reduction                                            -14.46%             -14.46%           -14.46%       -14.46%
                                                           ---------------------------------------------------------------
                                                               1.95%               2.60%             2.60%         2.50%
                                                           ================================================================
Expense example info-- see sep excel file



(GE US Eq as legal survivor)
CAPITALIZATION

                                                                                                    Pro Forma
                                                              Fund          Acquiring Fund        Acquiring Fund
                                                          ----------------------------------------------------
Total net assets:
Class A                                                   $   229,247         $ 5,085,183          $ 5,314,430
                                                          ----------------------------------------------------
Class B                                                       300,091          10,236,587           10,536,678
                                                          ----------------------------------------------------
Class C                                                       247,231           2,738,522            2,985,752
                                                          ----------------------------------------------------
Class M                                                       139,495           1,449,585            1,589,080
                                                          ----------------------------------------------------
Total                                                     $   916,063         $19,509,877          $20,425,940
                                                          ====================================================
Net asset value per share:
Class A                                                   $     11.16         $     10.20          $     10.20
                                                          ----------------------------------------------------
Class B                                                   $     11.16         $     10.12          $     10.12
                                                          ----------------------------------------------------
Class C                                                   $     11.16         $     10.12          $     10.12
                                                          ----------------------------------------------------
Class M                                                   $     11.16         $     10.13          $     10.13
                                                          ====================================================
Shares outstanding:
Class A                                                        20,541             498,515              520,988
                                                          ----------------------------------------------------
Class B                                                        26,901           1,010,931            1,041,174
                                                          ----------------------------------------------------
Class C                                                        22,163             270,447              295,035
                                                          ----------------------------------------------------
Class M                                                        12,504             142,994              156,869
                                                          ----------------------------------------------------
Total                                                          82,109           1,922,887            2,014,065
                                                          ====================================================

                    Pro Forma Notes to Financial Statements
                          for Reorganization between
         IDEX American Century Income & Growth and IDEX GE U.S. Equity

                                April 30, 2001
                                  (unaudited)

1. General Information and Basis for Combination/Presentation

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transaction whereby IDEX GE U.S. Equity (the "Acquiring Fund") would acquire substantially all of the assets and assume substantially all the liabilities of IDEX American Century Income & Growth (the "Fund") in exchange for Class A, B, C and M shares of the Acquiring Fund (in like proportion to the shares of the Fund) as described elsewhere in this proxy statement/prospectus. The Acquiring Fund will, in connection with the reorganization, subsequently change its name to IDEX American Century Income & Growth.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Fund for Class A, B, C and M shares of the Acquiring Fund will be treated as a tax-free reorganization and accordingly will be accounted for as a tax-free reorganization. The acquisition would be accomplished by an acquisition of the net assets of the Fund in exchange for Class A, B, C and M shares of the Acquiring Fund at net asset value. The unaudited pro forma schedule of investments and the unaudited pro forma statement of assets and liabilities have been prepared as though the acquisition had been effective on April 30, 2001. The unaudited pro forma statement of operations has been prepared as though the acquisition had been effective April 2, 2001, the date of commencement of operations of the Fund, which management believes to be the survivor for financial statement purposes.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedules of investments of the Fund and the Acquiring Fund, which are included in the IDEX Mutual Funds semiannual and annual reports dated April 30, 2001 and October 31, 2000, respectively.

2. Organization and Significant Accounting Policies

The Fund, a separate series of IDEX Mutual Funds, ("IDEX"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The significant accounting policies consistently followed by the Fund are:

  Multiple class operations and expenses: The Fund currently offers for sale four classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class based upon a simultaneous equation methodology as permitted under Rule 18f-3 of the 1940 Act. Each fund of IDEX bears its own specific expenses as well as a portion of general common expenses.

  Security valuations: Fund investments traded on an exchange are stated at the last reported sales price on the day of valuation on the exchange where the security is principally traded. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market. Other securities for which quotations are not readily available are valued at fair value determined in such a manner as the adviser and sub-advisers, under the supervision of the Board of Trustees and the IDEX Valuation Committee, determine in good faith.

  Security transactions and related investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as a fund is informed of the ex-dividend date. Interest income, adjusted for discounts and premiums, is recorded on the accrual basis commencing on the settlement date.

  Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gains or losses from investments. Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

  Federal taxes: No provisions for Federal income or excise taxes have been made as the fund intends to distribute substantially all net income and realized gains to shareholders and otherwise qualify as regulated investment companies under the Internal Revenue Code.

  Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

  Reclassifications are made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. Certain reclassification adjustments are made among undistributed net investment income, undistributed net realized gains and shares of beneficial interest due to different book and tax accounting for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

3. Pro Forma Adjustments

The accompanying unaudited pro forma schedule of investments and pro forma statement of assets and liabilities reflect changes as if the reorganization had taken place on April 30, 2001, and the unaudited statement of operations reflects adjustments to certain expenses to reflect the Funds' operations as if the reorganization had taken place as of April 2, 2001.

4. Management Agreement and Other Transactions

IDEX Management, Inc. ("IMI"), a subsidiary of AUSA Holding Company, is the investment adviser of the Fund. The Fund pays IMI a management fee calculated at an annual rate of 0.90% of the fund's average daily net assets on the first $100 million, 0.85% on the next $150 million, 0.80% on net assets over $250 million. This fee is calculated daily and paid monthly. IMI and its affiliates also provide certain administrative services to the Fund.

                            PART C: OTHER INFORMATION

Item 15. Indemnification

Reference is made to the Registrant's Declaration of Trust, and the Registrant's By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

         1. Declaration of Trust and all amendments are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659 ), as filed with the SEC.
         2. (a) Amended and Restated By-Laws are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659 ), as filed with the SEC.
         3.       Not applicable.
         4. Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A.
         5.       Not Applicable.
         6. (a) Form of Investment Advisory Agreements are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Amendment No. 33 as filed with the SEC on December 17, 1999 (IDEX GE U.S. Equity) and Amendment No. 41 as filed with the SEC on December 15, 2000 (IDEX American Century Income & Growth).
                  (b) Form of Sub-Advisory Agreements are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), ), Amendment No. 33 as filed with the SEC on December 17, 1999 (IDEX GE U.S. Equity) and Amendment No. 41 as filed with the SEC on December 15, 2000 (IDEX American Century Income & Growth).
         7. Distribution Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No.33-2659 ), ), Amendment No. 33 as filed with the SEC on December 17, 1999 (IDEX GE U.S. Equity) and Amendment No. 41 as filed with the SEC on December 15, 2000 (IDEX American Century Income & Growth).
         8.       Not. Applicable.
         9. Custodian Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File
                  No. 33-2659), Amendment No. 25 as filed with the SEC on January 31, 1997.
         10.      [Check this one]
         11.      Opinion and Consent of John Carter, Esq. is filed herewith.
         12. Form of opinion of Sutherland Asbill & Brennan LLP with respect to tax matters is filed herewith.
         13. Transfer Agent Agreement, Administrative Services Plan and Multiple Class Plan are incorporated, herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Amendment No. _______ as filed with the SEC on
         14. Consent of Independent Certified Public Accountants are filed herewith.
         15.      Not Applicable.
         16. Power of Attorney for the Registrant is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659) as filed with the SEC.
         17.      (a) Form of proxy card is filed herewith.
                  (b) The Registrant's Annual Report, dated 10/31/00, is incorporated herein by reference.

                  (c) Prospectus and Statement of Additional Information of IDEX, dated March 1, 2001, are incorporated herein by reference to Amendment No. 42 to the Registrant's Registration Statement on Form N-1A (File No. 33-2659) as filed with the SEC.
                  (d) IDEX Annual Report dated October 31, 2000 is incorporated by reference.
                  (e) Registrant's Semi-Anual Report dated April 30, 2001 is incorporated by reference.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at the time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of St. Petersburg and the State of Florida on the 8th day of November, 2001.

                                   IDEX Mutual Funds



                                   /s/ JOHN R. KENNEY
                                   ------------------
                                   John R. Kenney
                                   Chairman, Trustee and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ JOHN R. KENNEY                Chairman, Trustee & CEO            November 8, 2001
----------------------------
John R. Kenney


/s/ PATRICK S. BAIRD              President and Trustee              November 8, 2001
----------------------------
Patrick S. Baird*                 (Principal Executive Officer)


/s/ THOMAS R. MORIARTY            Senior Vice President              November 8,  2001
----------------------------      Treasurer and Principal
Thomas R. Moriarty                Financial Officer


/s/ CHRISTOPHER G. ROETZER        Vice President, Assistant          November 8,  2001
----------------------------      Treasurer and Principal
Christopher G. Roetzer            Accounting Officer


/s/ PETER R. BROWN                Vice Chairman & Trustee            November 8,  2001
----------------------------
Peter R. Brown *


/s/ DANIEL CALABRIA               Trustee                            November 8, 2001
----------------------------
Daniel Calabria *


/s/ JAMES L. CHURCHILL            Trustee                            November 8,  2001
----------------------------
James L. Churchill *

/s/ CHARLES C. HARRIS             Trustee                            November 8, 2001
----------------------------
Charles C. Harris*


/s/ WILLIAM W. SHORT, JR.         Trustee                            November 8, 2001
----------------------------
William W. Short, Jr. *


/s/ JACK E. ZIMMERMAN             Trustee                            November 8, 2001
----------------------------
Jack E. Zimmerman *





/s/ JOHN K. CARTER
----------------------------
*Signed by John K. Carter
 Attorney in Fact

                                  EXHIBIT INDEX

Exhibit No.                             Description

A*                Agreement Plan of Reorganization

11                Opinion and Consent of John K. Carter, Esq.

14                Consent of Independent Certified Public Accountant

17(a)             Form of Proxy Card

* See Prospectus/Proxy Statement